OAKMARK FUNDS

THIRD QUARTER REPORT | JUNE 30, 2015

OAKMARK FUND

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Oakmark Funds

2015 Third Quarter Report

TABLE OF CONTENTS

Commentary on Oakmark and Oakmark Select Funds	2
Oakmark Fund (OAKMX)
Summary Information	6
Portfolio Manager Commentary	7
Schedule of Investments	8
Oakmark Select Fund (OAKLX)
Summary Information	10
Portfolio Manager Commentary	11
Schedule of Investments	12
Oakmark Equity and Income Fund (OAKBX)
Summary Information	14
Portfolio Manager Commentary	15
Schedule of Investments	17
Oakmark Global Fund (OAKGX)
Summary Information	22
Portfolio Manager Commentary	23
Schedule of Investments	25
Oakmark Global Select Fund (OAKWX)
Summary Information	28
Portfolio Manager Commentary	29
Schedule of Investments	30
Oakmark International Fund (OAKIX)
Summary Information	32
Portfolio Manager Commentary	33
Schedule of Investments	34
Oakmark International Small Cap Fund (OAKEX)
Summary Information	38
Portfolio Manager Commentary	39
Schedule of Investments	40
Disclosures and Endnotes	42
Trustees and Officers	43

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe",

"plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

OAKMARK FUNDS

Oakmark and Oakmark Select Funds  June 30, 2015

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

During the quarter I had the opportunity to answer some questions from readers of Guru Focus (www.gurufocus.com). What follows is an excerpted version of that Q&A. Though lengthier than our usual reports, I thought our shareholders might find it useful insight into how we at Oakmark approach investing.

Q: Most stocks that have shown consistent earnings and revenue growth have generated impressive returns both recently and longer term. Most are now selling at their highest P/E1 ratios of the past decade. Don't they look pretty expensive? Are you worried about the P/E ratio given modest growth expectations? What's your suggestion to individual investors who own these stocks, or who are considering buying them?

A: Yes, most stocks have shown unsustainably high returns over the past six years. If you own stocks today expecting them to again triple in the next six years, I strongly believe you'll be disappointed. Though interesting, whether or not stocks continue to match the recent gains isn't really what an investor's decision should hinge on.

An investor today can sit on the sidelines, with capital in cash earning nothing, or can lend that money to the U.S. government for 10 years and earn 2% annually. Lending to risky credits increases the yield by less than it has historically, as does lending for longer time periods. I think stocks compare quite favorably to those options. The S&P 5002 yields more than a 10-year bond, and is likely to grow both earnings and dividends. Current P/Es, though higher than the recent past, are only slightly higher than their mid-teens long-term average. Compared to bonds, stocks have a higher current yield, and unlike bonds are likely to be worth more in a decade than they are today. Additionally, unlike bonds, stocks give some protection against inflation.

I believe price is the most underappreciated determinant of the riskiness of an investment. At today's yields, I believe bonds are a risky investment. Yes, you know what the price will be at maturity, but you don't know how much of a price decline you might suffer prior to maturity, and though you know the nominal return, you don't know the real return (adjusted for inflation). I think investors who own bonds to reduce the risk level of their portfolios are also likely to be disappointed.

Stocks, to me, look fairly priced. P/Es are slightly above average, but other investment opportunities appear much less attractive than they have historically. Fairly priced doesn't mean sell, it means you should expect returns consistent with historical returns, or something like 4 or 5 percentage points more than bonds. I think this argues for investors to return to their asset allocation targets. If you were smart enough to recognize 2008 as the opportunity of a generation, and tilted your portfolio more toward equities than your allocation targets suggested, then it might be wise to return to your target by trimming equity holdings today. Unfortunately, most investors face the opposite problem—they sold in 2008 when their targets suggested they should be buying. So now, despite a tripling for stocks, they still are below their targeted equity level. To that person, I would give the same advice—return to your target allocation. I believe that for most investors, returning to long-run targets still means buying, not selling.

Q: Please comment on your view of American International Group Inc. (AIG) going forward and on your estimates in growth in BV/Share for the next 5-10 years.

A: At the end of March, AIG's stated book value was $80 per share. Most analysts tend to discount stated book and instead focus on book value ex- AOCI and DTA, which is just $61. Oversimplifying, that means excluding unrealized gains in its bond portfolio and excluding the value of its deferred tax asset (because of historical losses, AIG won't be a cash taxpayer for years). Even using the $61 number, AIG stock at $58, to us looks inexpensive because we believe that an insurance company with a valuable brand name ought to be worth somewhat more than book value.

Looking out seven years, let's assume that AIG averages after-tax earnings of $6 per year, or a total of $42 of income. That level of income would be enough to exhaust its tax loss carryforwards, so the $11 DTA would turn to cash. Additionally, over seven years most of the unrealized bond gain would also be realized. There will no longer be a reason to report three separate book value numbers. The $80 GAAP book would grow to $122, and the other book value numbers would also grow to roughly that same number (for this example I'm ignoring the small dividend AIG currently pays). On that basis alone, AIG stock would be positioned to more than double over seven years just by returning to book value.

What that analysis ignores, however, is what management will do with the excess capital the company earns. One of the reasons we own AIG is that management has demonstrated a willingness to grow by shrinking—that is to grow per-share value by reducing the shares outstanding rather that attempting to grow the size and value of the total company. Because AIG sells for less than book value, each share it repurchases increases the book value of the remaining shares. Because of that, our expectation is that seven years from now AIG will have fewer shares outstanding than it has today, and book value per-share will be higher than the numbers in the prior paragraph.

Q: What are your thoughts on NOV as a business, its competitive advantages and its earning power in the future?

A: National Oilwell Varco (NOV) is a leading oil service company with dominant share in deep water drilling. I wouldn't

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Oakmark and Oakmark Select Funds  June 30, 2015

Portfolio Manager Commentary (continued)

waste much ink trying to argue this is a fantastic business, but because of strong market share, over a cycle NOV has earned a decent return on capital. Right now the oil industry has pulled back on drilling, especially deep water drilling. But NOV has a very strong balance sheet and the stock sells for less than book value. We expect the price of oil to be higher five years from now and with a higher commodity price, also expect higher drilling activity. When that activity returns, NOV is highly likely to capture its share, and again earn a high return on invested capital. Importantly, the strong balance sheet gives it the ability to not only survive the current environment, but to opportunistically take advantage of companies that don't enjoy an equally strong financial position. As we wait for a drilling recovery, NOV should remain decently profitable from its aftermarket business, so even in a tough environment we expect book value per-share to continue growing.

Q: FNF Group announced their intention to do an IPO of BKF. What advantage or disadvantage is this for shareholders? Do you believe the competitive structure of the title insurance industry has changed since 2008? How plausible is it that title insurers enjoy less competition and a sustained improvement in ROCs once mortgage originations improve?

A: When companies own largely unrelated businesses, we generally believe the market will place a higher value on two pure plays than they will on one company that owns both. We also believe it is generally easier to hire and retain top quality management if they can be CEOs rather than divisional Presidents. So, we almost always view spinoff announcements as favorable.

In the case of FNF, investors have been applying much higher P/E multiples to rapidly growing data analytics firms like Black Knight than to insurers, so we believe the value of Black Knight inside of FNF has been somewhat hidden and will be exposed via the spinoff.

FNF's basic business is title insurance, and they are the industry leader. Title insurance has been a consolidating business, so industry dynamics should be somewhat improved versus pre-recession conditions. I think some of that improvement has been hard to see because mortgage originations have fallen and the mix between refinancing and purchases has shifted heavily toward refinancing (this matters because the revenue on a purchase is about twice that of a refinancing and the margin is about 50% higher).

Trying to predict next year's mortgage origination volume is a game we have no interest in playing. But trying to estimate what long-term averages are for originations is relatively easy to do, and deviating sharply from those averages would require changes in living habits we don't anticipate. The kids can only live in their parents' basements for so long.

Our valuation for FNF is based on long-term home purchase assumptions combined with refinancing falling to historically average levels. Just like the kids have to eventually move to their own homes, existing homeowners can't keep saving money by refinancing every year. Given the much higher profitability from insuring the title for a purchase compared to a refinancing, our long-term forecast is for both much higher revenue and higher margins. I think our biggest difference from investors who don't own FNF is that we are willing to invest for a high probability outcome that may take a while to occur, where most investors don't think about owning a stock for much more than a year.

Q: You own Amazon. Historically, Amazon has enjoyed considerable cost and pricing advantages. As you've mentioned, part of the bull case for Amazon is that they derive a significant portion of their sales fulfilling orders for independent sellers. By doing that, is Amazon forgoing some of the pricing advantages they provide to customers? How vulnerable are they to being undercut by other large retailers?

A: Amazon (AMZN) is a company we have long admired, but only recently were we afforded an opportunity to purchase it at a lower price-to-sales ratio than the average bricks and mortar store (defining sales as gross market value of all items sold on its website). We have found price-to-sales to be a useful valuation metric within the retail industry, and given Amazon's growth comes largely at the expense of traditional retailers, we believed Amazon should be priced at a higher ratio of sales than its competition.

Given Amazon's scale, we believe they have a cost advantage versus all the retailers they compete with. Passing along those savings, in addition to currently accepting a very low profit margin in exchange for very rapid growth, allows customers to confidently shop at Amazon knowing they are getting a better price than most retailers offer.

Several years ago, Amazon started Marketplace, which opened its website to third party sellers. These retailers can now use Amazon's brand to attract customers, and can hire Amazon to do order fulfillment as well. This has been a rapidly growing business, and last year accounted for over 40% of total units sold on Amazon.com. The way Amazon's website works, the lowest price seller, whether Amazon or a third party, is the seller the customer will be directed to. Further, most customers are oblivious to whether Amazon or a third party is the actual seller. So not only does Marketplace not hurt the consumer perception of value, but when third parties undercut Amazon's price, the consumer gets an even better deal.

With Marketplace I think of Amazon as, in a sense, being the mall owner and collecting the majority of a retailer's profit as rent. The transaction isn't as profitable to Amazon as it would be if they were the seller, but the transaction is also less risky since Amazon doesn't have to invest in inventory. I don't see Amazon stock as vulnerable because as business shifts to Marketplace, Amazon's business becomes more like a royalty stream which deserves a much higher multiple than a retailer would deserve, offsetting the somewhat smaller profit. As a shareholder, I want Amazon's sales to grow, and I'm indifferent whether they are the retailer or the mall owner.

Q: How long can APA and CHK survive current oil prices and be strong, compelling investments? Do you have an outlook for oil prices and if so, how do you derive it? How will oil speculators' claims that the commodity will bounce back within a year, fit into these predictions?

A: As I'm writing this, oil has already recovered from its $40 low to about $60. At $60 oil, we expect all of our energy investments would be cash positive, so survival isn't an issue. At $40 we couldn't have made the same claim. We pay as little attention to price forecasts by oil speculators as we do to stock market predictions. It is amazing for both how little their track

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Oakmark and Oakmark Select Funds  June 30, 2015

Portfolio Manager Commentary (continued)

record seems to influence their willingness to continue making predictions.

One of the reasons we generally don't have much invested in oil and gas companies is that the price of the commodity is the single largest determinant of intrinsic value and that price is completely out of the control of management, and is difficult to forecast with any degree of precision. Oil has traded at both $40 and $100 in the past year. At $40 most of the domestic exploration and production companies are nearly worthless. At $100 they are worth multiples of their current prices. So the commodity price really matters.

We look at two things to estimate the long-term market clearing price of oil. First, we look at the far out futures prices. When the spot price of oil fell to $40, the futures five years out still traded in the upper $60s. Additionally, analysis of marginal supply and demand for oil suggests that producers need a price in the $70s to earn an adequate return on new investment. One fact in the favor of oil and gas investors relative to other commodities is that the depletion rate of existing wells is high enough that the market requires new supply quickly or else a shortage would result. Unless you think that either the producers willingly invest at inadequate returns, that demand for oil suddenly falls sharply, or that new technology sharply reduces cost of production, prices need to recover to "normal" relatively quickly.

Our valuation of oil investments was based on a price in the $70s when oil was at $100 and is still based on that number. All that changes with lower spot prices is that short-term cash generated from earnings declines or is eliminated.

Additionally, one of our hurdles for investing in this area is that most managements focus almost exclusively on getting bigger. Most won't repurchase stock when it is cheap, and very few will ever sell assets to strategic buyers. The reason we chose Apache (APA) and Chesapeake (CHK) from a large pool of undervalued energy stocks was that both managements had shown a willingness to sell assets and redeploy the proceeds by repurchasing shares. Though this reduces both the numerator and the denominator in the value per-share calculation, because of how their stocks were valued they were able to increase per-share value through these transactions.

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Oakmark Fund  June 30, 2015

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/15)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (08/05/91)
Oakmark Fund (Class I)	0.27%	3.51%	18.67%	17.43%	8.97%	12.97%
S&P 500 Index	0.28%	7.42%	17.31%	17.34%	7.89%	9.49%
Dow Jones Industrial Average[3]	-0.29%	7.21%	13.77%	15.41%	8.32%	10.28%
Lipper Large Cap Value Funds Index[4]	0.19%	3.89%	16.83%	15.36%	6.71%	8.86%

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Bank of America Corp.	3.3
Apache Corp.	2.6
Citigroup, Inc.	2.5
MasterCard, Inc., Class A	2.5
American International Group, Inc.	2.5
Google, Inc., Class A	2.4
JPMorgan Chase & Co.	2.3
General Electric Co.	2.3
Amazon.com, Inc.	2.2
Oracle Corp.	2.1
FUND STATISTICS
Ticker	OAKMX
Inception	08/05/91
Number of Equity Holdings	58
Net Assets	$18.1 billion
Benchmark	S&P 500 Index
Weighted Average Market Cap	$115.5 billion
Median Market Cap	$51.9 billion
Portfolio Turnover (for the 6-months ended 03/31/15)	12%
Expense Ratio - Class I (as of 09/30/14)	0.87%
SECTOR ALLOCATION	% of Net Assets
Financials	28.2
Information Technology	23.4
Consumer Discretionary	13.1
Industrials	8.9
Consumer Staples	6.0
Energy	5.7
Health Care	5.0
Materials	2.9
Short-Term Investments and Other	6.8

6 OAKMARK FUNDS

Oakmark Fund  June 30, 2015

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

Kevin Grant, CFA

Portfolio Manager

oakmx@oakmark.com

The Oakmark Fund was up fractionally in the second quarter of 2015, closely matching a modest gain for the S&P 5002. The Oakmark Fund was down fractionally for the full year and the S&P 500 was up 1%, when heightened volatility in the last week of the quarter, driven by European uncertainty, erased prior gains. While we are disappointed with these short-term results, we remain confident in the portfolio's long-term return potential.

We continue to feel that financial securities are among the most attractive segments in the market, and we were pleased that our financial holdings represented the biggest contributing sector for the Fund during the second quarter. Six of the top ten contributors to Fund performance were financial securities, with Bank of America, up 11%, leading the group. Overall, Amazon, up 17%, was the top performer for the second quarter in a row. Energy was the worst performing sector, and TE Connectivity and Chesapeake Energy, which was down 21%, were the worst performing securities. Chesapeake is highly sensitive to changing commodity prices, which has led to a dramatic decline in profitability as oil prices have fallen. We remain confident that Chesapeake's management team will take the necessary steps to improve per-share value by cutting costs and optimizing the company's portfolio (for more detail, see the Oakmark Select Q2 commentary).

During the quarter we initiated positions in American Express and Fiat Chrysler Automobiles (see below). As discussed in last quarter's commentary, we sold most of The Home Depot position during the first quarter when the shares reached our estimate of intrinsic value. We deferred the sale of the remainder of the position to the second quarter in order to avoid higher short-term tax treatment. We eliminated our position in Illinois Tool Works because it also approached our estimate of fair value.

American Express (AXP-$78)

American Express is a payments company with one of the best brands in the world. Despite strong earnings growth over the past few years, the strength of the franchise was called into question recently when revenue growth slowed. Skepticism increased in February when Costco announced it would not renew its co-brand partnership with American Express. We believe this will cause earnings growth to slow for two years while American Express invests in marketing efforts to replace Costco co-brand customers, but we believe the company's financial fundamentals remain very healthy. Card member spending is growing 7% per year (f/x adjusted), ROE is well above its 25% target and robust capital levels are allowing management to increase share repurchases. Despite what we believe is favorable secular growth and superior economics, American Express is trading at a large discount to the market and its historical multiples. Our long-term view allows us to look past the short-term disappointment of the Costco announcement and see the potential lucrative long-term value of American Express' global payment network and growing customer base.

Fiat Chrysler Automobiles (FCAU-$15)

Fiat Chrysler Automobiles (FCA) is a major auto manufacturer with eight global brands (Chrysler, Jeep, Ram, Dodge, Ferrari, Maserati, Fiat and Alfa Romeo), which formed as a result of a multi-stage merger of Fiat and Chrysler beginning in 2009. Despite recent headlines about its intent to promote industry consolidation, we believe FCA should come close to management's goal of €4 per share of earnings by 2018 as a standalone business. We believe FCA is well positioned to improve its profitability and narrow the margin gap with its peers. Underpinning our thesis is a strong management team led by CEO Sergio Marchionne, who has an impressive twenty-year track record of creating wealth for shareholders. FCA is aggressively shifting its mix from low-margin, mass market brands (Chrysler, Dodge, Fiat) to higher-margin specialty segments (Jeep, Alfa Romeo, Ram, Maserati), a strategy that has brought more focus to the brands and allowed the group to consistently gain market share. In addition, we expect a host of operational issues that have temporarily depressed margins to subside. Meanwhile, shareholder-friendly capital allocation maneuvers, such as the upcoming spin-off of Ferrari and refinancing of legacy Chrysler debt, should help further unlock value.

oakmark.com 7

Oakmark Fund  June 30, 2015 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 93.2%
FINANCIALS - 28.2%
DIVERSIFIED FINANCIALS - 11.2%
The Goldman Sachs Group, Inc. Investment Banking & Brokerage	1,740	$363,295
Capital One Financial Corp. Consumer Finance	4,113	361,803
State Street Corp. Asset Management & Custody Banks	4,380	337,260
Bank of New York Mellon Corp. Asset Management & Custody Banks	6,450	270,691
Franklin Resources, Inc. Asset Management & Custody Banks	5,430	266,233
American Express Co. Consumer Finance	3,100	240,932
T Rowe Price Group, Inc. Asset Management & Custody Banks	2,350	182,665
		2,022,879
BANKS - 9.8%
Bank of America Corp. Diversified Banks	35,500	604,210
Citigroup, Inc. Diversified Banks	8,330	460,149
JPMorgan Chase & Co. Diversified Banks	6,140	416,046
Wells Fargo & Co. Diversified Banks	5,290	297,510
		1,777,915
INSURANCE - 7.2%
American International Group, Inc. Multi-line Insurance	7,305	451,595
Aflac, Inc. Life & Health Insurance	5,070	315,354
Aon PLC Insurance Brokers	3,080	307,014
Principal Financial Group, Inc. Life & Health Insurance	4,609	236,412
		1,310,375
		5,111,169
INFORMATION TECHNOLOGY - 23.4%
SOFTWARE & SERVICES - 13.7%
MasterCard, Inc., Class A Data Processing & Outsourced Services	4,850	453,378
Google, Inc., Class A (a) Internet Software & Services	812	438,295
Oracle Corp. Systems Software	9,445	380,633
Visa, Inc., Class A Data Processing & Outsourced Services	5,280	354,552
Automatic Data Processing, Inc. Data Processing & Outsourced Services	4,320	346,594
Microsoft Corp. Systems Software	6,650	293,598
Accenture PLC, Class A IT Consulting & Other Services	2,100	203,238
		2,470,288
	Shares	Value
TECHNOLOGY HARDWARE & EQUIPMENT - 5.4%
Apple, Inc. Technology Hardware, Storage & Peripherals	2,807	$352,068
TE Connectivity, Ltd. Electronic Manufacturing Services	5,036	323,792
QUALCOMM, Inc. Communications Equipment	4,845	303,442
		979,302
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.3%
Intel Corp. Semiconductors	11,580	352,206
Texas Instruments, Inc. Semiconductors	5,565	286,653
Applied Materials, Inc. Semiconductor Equipment	7,260	139,537
		778,396
		4,227,986
CONSUMER DISCRETIONARY - 13.1%
MEDIA - 4.0%
News Corp., Class A (a) Publishing	19,708	287,539
Comcast Corp., Class A Cable & Satellite	3,940	236,164
Omnicom Group, Inc. Advertising	2,762	191,945
		715,648
RETAILING - 3.9%
Amazon.com, Inc. (a) Internet Retail	919	398,929
Liberty Interactive Corp. QVC Group, Class A (a) Catalog Retail	10,891	302,222
		701,151
AUTOMOBILES & COMPONENTS - 3.1%
General Motors Co. Automobile Manufacturers	7,850	261,640
Fiat Chrysler Automobiles N.V. (a) Automobile Manufacturers	12,000	174,360
Harley-Davidson, Inc. Motorcycle Manufacturers	2,164	121,956
		557,956
CONSUMER SERVICES - 1.1%
Las Vegas Sands Corp. Casinos & Gaming	3,800	199,766
CONSUMER DURABLES & APPAREL - 1.0%
Whirlpool Corp. Household Appliances	1,100	190,355
		2,364,876

8 OAKMARK FUNDS

Oakmark Fund  June 30, 2015 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 93.2% (continued)
INDUSTRIALS - 8.9%
CAPITAL GOODS - 6.0%
General Electric Co. Industrial Conglomerates	15,500	$411,835
Caterpillar, Inc. Construction Machinery & Heavy Trucks	3,000	254,460
Parker-Hannifin Corp. Industrial Machinery	1,925	223,935
Precision Castparts Corp. Aerospace & Defense	1,000	199,870
		1,090,100
TRANSPORTATION - 2.9%
FedEx Corp. Air Freight & Logistics	2,000	340,800
Union Pacific Corp. Railroads	1,950	185,972
		526,772
		1,616,872
CONSUMER STAPLES - 6.0%
FOOD, BEVERAGE & TOBACCO - 4.7%
General Mills, Inc. Packaged Foods & Meats	5,820	324,291
Diageo PLC (b) Distillers & Vintners	2,250	261,090
Nestle SA (b) Packaged Foods & Meats	3,540	255,446
		840,827
HOUSEHOLD & PERSONAL PRODUCTS - 1.3%
Unilever PLC (b) Personal Products	5,613	241,134
		1,081,961
ENERGY - 5.7%
Apache Corp. Oil & Gas Exploration & Production	8,275	476,889
Halliburton Co. Oil & Gas Equipment & Services	4,500	193,815
National Oilwell Varco, Inc. Oil & Gas Equipment & Services	3,040	146,771
Chesapeake Energy Corp. Oil & Gas Exploration & Production	12,000	134,040
Baker Hughes, Inc. Oil & Gas Equipment & Services	1,150	70,955
		1,022,470
	Shares	Value
HEALTH CARE - 5.0%
HEALTH CARE EQUIPMENT & SERVICES - 3.5%
UnitedHealth Group, Inc. Managed Health Care	2,590	$315,980
Medtronic PLC Health Care Equipment	4,190	310,479
		626,459
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.5%
Sanofi (b) Pharmaceuticals	5,670	280,835
		907,294
MATERIALS - 2.9%
Monsanto Co. Fertilizers & Agricultural Chemicals	3,550	378,394
Glencore PLC Diversified Metals & Mining	38,040	152,595
		530,989
TOTAL COMMON STOCKS - 93.2% (COST $12,748,915)		16,863,617
	Par Value	Value
SHORT TERM INVESTMENTS - 6.4%
REPURCHASE AGREEMENT - 3.1%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 06/30/15 due 07/01/15, repurchase price $569,022, collateralized by a United States Treasury Note, 2.250%, due 04/30/21, value plus accrued interest of $580,405 (Cost: $569,022)	$569,022	569,022
U.S. GOVERNMENT BILLS - 1.9%
United States Treasury Bills, 0.07% - 0.11%, due 09/10/15 - 11/05/15 (c) (Cost $349,920)	350,000	349,991
GOVERNMENT AND AGENCY SECURITIES - 1.4%
United States Treasury Floating Rate Note, 0.084%, due 04/30/16 (d) (Cost $250,000)	250,000	250,048
TOTAL SHORT TERM INVESTMENTS - 6.4% (COST $1,168,942)		1,169,061
TOTAL INVESTMENTS - 99.6% (COST $13,917,857)		18,032,678
Other Assets In Excess of Liabilities - 0.4%		71,905
TOTAL NET ASSETS - 100.0%		$18,104,583

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(d)  Floating Rate Note. Rate shown is as of June 30, 2015.

oakmark.com 9

Oakmark Select Fund  June 30, 2015

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/96 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/15)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (11/01/96)
Oakmark Select Fund (Class I)	-0.12%	2.69%	20.13%	17.89%	8.14%	13.20%
S&P 500 Index	0.28%	7.42%	17.31%	17.34%	7.89%	7.91%
Lipper Multi-Cap Value Funds Index[6]	-0.01%	3.63%	17.68%	15.60%	6.40%	7.70%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
American International Group, Inc.	6.0
Citigroup, Inc.	5.8
Bank of America Corp.	5.7
JPMorgan Chase & Co.	5.6
Google, Inc., Class A	5.6
MasterCard, Inc., Class A	5.5
TE Connectivity, Ltd.	5.5
CBRE Group, Inc. Class A	5.3
FNF Group	4.6
Chesapeake Energy Corp.	4.6
FUND STATISTICS
Ticker	OAKLX
Inception	11/01/96
Number of Equity Holdings	21
Net Assets	$6.3 billion
Benchmark	S&P 500 Index
Weighted Average Market Cap	$113.4 billion
Median Market Cap	$49.9 billion
Portfolio Turnover (for the 6-months ended 03/31/15)	15%
Expense Ratio - Class I (as of 09/30/14)	0.95%
SECTOR ALLOCATION	% of Net Assets
Financials	41.0
Information Technology	23.9
Consumer Discretionary	11.8
Energy	8.3
Industrials	4.4
Materials	3.8
Utilities	2.9
Short-Term Investments and Other	3.9

10 OAKMARK FUNDS

Oakmark Select Fund  June 30, 2015

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oaklx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oaklx@oakmark.com

Win Murray

Portfolio Manager

oaklx@oakmark.com

The Oakmark Select Fund was essentially flat for the quarter, as was the S&P 500 Index2. Three quarters into our fiscal 2015, the Oakmark Select Fund has returned 2%, compared to 6% for the S&P 500 Index. Our best performers in the quarter were Amazon, up 17%, and a number of our financials, including AIG, which increased by more than 10%. Our worst performing names were Calpine and Chesapeake Energy, both of which declined by more than 20%. From a sector-weight standpoint, our large position in financials had a meaningfully positive impact on returns, offset by our underweight in health care.

Chesapeake Energy has been a notably poor performer in 2015, down 42% since the start of the calendar year, and deserves further discussion. Every oil and gas producer has been hurt by the decline in commodity prices, but it has been particularly painful for Chesapeake. This is because Chesapeake has an unusually large fixed-cost base, which magnifies the impact falling revenue has on earnings. The outsized costs stem from onerous transportation contracts that require Chesapeake to pay a fixed-dollar amount to suppliers regardless of the volume of energy the company produces. Since a portion of these agreements cover assets that are not economical at today's prices, Chesapeake's high-return assets must now shoulder the full burden of these legacy costs as well as their own costs. At current commodity prices Chesapeake is losing money, and investors have become worried about the company's liquidity.

We believe these issues are manageable, and we remain confident in the company's ability to improve its earnings and liquidity. We believe Chesapeake's huge scale will allow the company to sell a relatively small percentage of its future production in exchange for cash making up a relatively large percentage of the company's current enterprise value. Such divestitures may take various forms (providing immediate cash, third party drilling capital, or simply reducing transportation burdens), but all would help resolve liquidity issues while also highlighting what we believe is the large disconnect between Chesapeake's intrinsic value and its market price. Considering that Chesapeake's Board of Directors looks at such decisions with the goal of maximizing value per share, we are comfortable that our investment is in good hands.

During the quarter we added two new positions to the Fund, Monsanto and Fiat Chrysler, and eliminated Medtronic because its share price appreciated towards our estimate of intrinsic value. This brings our number of stock holdings to 21; we would expect the Fund generally to own around twenty positions.

We believe Monsanto is a very high quality company with above average growth prospects and an exceptionally strong competitive position in a large and consolidated industry. Low corn prices, challenges in valuing the company's biotech pipeline, and the difficulty of quantifying upside from precision agriculture have caused Monsanto to sell for materially less than our estimate of its intrinsic business value. Management has been smart about capital allocation, both by repurchasing shares using cheap fixed-cost long-term debt and by attempting to purchase Syngenta at a price that should produce a strong return for shareholders, and in our view both Monsanto's technological advantages and end markets are likely to grow.

The investment merits of Fiat Chrysler, which we consider a very inexpensive company led by an outstanding CEO, are discussed at length in this quarter's Oakmark Fund commentary. In addition to buying Fiat common stock, we also purchased convertible bonds. The bonds convert to more shares of stock if the stock declines below a certain level, thus effectively providing some downside protection, yet they were trading at a price we believe represented the value of the stock price plus the bond coupons. Stated another way, by purchasing these bonds we essentially received the downside protection for free. While we never hope such insurance will be necessary, we are always happy to acquire it at no cost.

oakmark.com 11

Oakmark Select Fund  June 30, 2015 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.6%
FINANCIALS - 41.0%
BANKS - 17.0%
Citigroup, Inc. Diversified Banks	6,577	$363,313
Bank of America Corp. Diversified Banks	20,979	357,056
JPMorgan Chase & Co. Diversified Banks	5,230	354,385
		1,074,754
INSURANCE - 10.6%
American International Group, Inc. Multi-line Insurance	6,145	379,896
FNF Group Property & Casualty Insurance	7,901	292,266
		672,162
DIVERSIFIED FINANCIALS - 8.1%
Capital One Financial Corp. Consumer Finance	3,050	268,309
Franklin Resources, Inc. Asset Management & Custody Banks	4,910	240,737
		509,046
REAL ESTATE - 5.3%
CBRE Group, Inc., Class A (a) Real Estate Services	8,964	331,668
		2,587,630
INFORMATION TECHNOLOGY - 23.9%
SOFTWARE & SERVICES - 15.3%
Google, Inc., Class A (a) Internet Software & Services	653	352,646
MasterCard, Inc., Class A Data Processing & Outsourced Services	3,720	347,746
Oracle Corp. Systems Software	6,540	263,562
		963,954
TECHNOLOGY HARDWARE & EQUIPMENT - 5.5%
TE Connectivity, Ltd. Electronic Manufacturing Services	5,394	346,830
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.1%
Intel Corp. Semiconductors	6,447	196,085
		1,506,869
CONSUMER DISCRETIONARY - 11.3%
RETAILING - 8.6%
Amazon.com, Inc. (a) Internet Retail	652	283,027
Liberty Interactive Corp. QVC Group, Class A (a) Catalog Retail	9,214	255,685
		538,712
	Shares	Value
AUTOMOBILES & COMPONENTS - 2.7%
Fiat Chrysler Automobiles N.V. (a) Automobile Manufacturers	11,870	$172,478
		711,190
ENERGY - 8.3%
Chesapeake Energy Corp. Oil & Gas Exploration & Production	25,700	287,069
Apache Corp. Oil & Gas Exploration & Production	4,110	236,859
		523,928
INDUSTRIALS - 4.4%
CAPITAL GOODS - 4.4%
General Electric Co. Industrial Conglomerates	10,500	278,985
MATERIALS - 3.8%
Monsanto Co. Fertilizers & Agricultural Chemicals	2,250	239,828
UTILITIES - 2.9%
Calpine Corp. (a) Independent Power Producers & Energy Traders	10,004	179,979
TOTAL COMMON STOCKS - 95.6% (COST $4,659,245)		6,028,409
	Par Value	Value
FIXED INCOME - 0.5%
CONVERTIBLE BOND - 0.5%
Fiat Chrysler Automobiles N.V., 7.875%, due 12/15/16 (Cost $34,575)	$25,779	32,513
TOTAL FIXED INCOME - 0.5% (COST $34,575)		32,513
SHORT TERM INVESTMENTS - 3.6%
REPURCHASE AGREEMENT - 3.6%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 06/30/15 due 07/01/15, repurchase price $228,928, collateralized by United States Treasury Notes, 2.125% - 3.625%, due 01/31/21 - 02/15/21, aggregate value plus accrued interest of $233,509 (Cost: $228,928)	228,928	228,928
TOTAL SHORT TERM INVESTMENTS - 3.6% (COST $228,928)		228,928
TOTAL INVESTMENTS - 99.7% (COST $4,922,748)		6,289,850
Other Assets In Excess of Liabilities - 0.3%		19,777
TOTAL NET ASSETS - 100.0%		$6,309,627

(a)  Non-income producing security

12 OAKMARK FUNDS

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oakmark.com 13

Oakmark Equity and Income Fund  June 30, 2015

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/95 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/15)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (11/01/95)
Oakmark Equity and Income Fund (Class I)	0.06%	2.80%	11.99%	10.85%	7.88%	10.75%
Lipper Balanced Funds Index	-0.41%	3.11%	10.22%	10.39%	6.10%	6.96%
S&P 500 Index	0.28%	7.42%	17.31%	17.34%	7.89%	8.64%
Barclays U.S. Govt./Credit Index	-2.10%	1.69%	1.76%	3.52%	4.38%	5.54%

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Bank of America Corp.	3.8
Oracle Corp.	3.6
General Motors Co.	3.2
Nestle ADR	2.9
CVS Health Corp.	2.8
Dover Corp.	2.7
TE Connectivity, Ltd.	2.6
Foot Locker, Inc.	2.4
TD Ameritrade Holding Corp.	2.2
MasterCard, Inc., Class A	2.0
FUND STATISTICS
Ticker	OAKBX
Inception	11/01/95
Number of Equity Holdings	48
Net Assets	$20.1 billion
Benchmark	Lipper Balanced Funds Index
Weighted Average Market Cap	$73.9 billion
Median Market Cap	$17.8 billion
Portfolio Turnover (for the 6-months ended 03/31/15)	13%
Expense Ratio - Class I (as of 09/30/14)	0.74%
SECTOR ALLOCATION	% of Net Assets
Equity Investments
Financials	15.5
Industrials	10.9
Consumer Discretionary	10.4
Information Technology	9.3
Consumer Staples	9.0
Energy	3.6
Health Care	3.6
Materials	1.3
Total Equity Investments	63.6
Fixed Income Investments
Government and Agency Securities	7.9
Corporate Bonds	7.2
Asset Backed Securities	0.1
Total Fixed Income Investments	15.2
Short-Term Investments and Other	21.2

14 OAKMARK FUNDS

Oakmark Equity and Income Fund  June 30, 2015

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager

oakbx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakbx@oakmark.com

Matthew A. Logan, CFA

Portfolio Manager

oakbx@oakmark.com

Edward J. Wojciechowski, CFA

Portfolio Manager

oakbx@oakmark.com

Last quarter we began our report by discussing the lack of direction the stock market had exhibited. This trend continued in the June quarter to the effect that during the first six months of the calendar year the S&P 5002 hasn't yet been up or down more than 3.5%. In the history of the stock market this is the first year to have made it to July without breaching the 3.5% barrier in either direction. In fact, before 2015 the index had been up or down at least 5% by the end of June in every previous year except 1952, 1993 and 2004. A newly awakened Rip van Winkle might think that this lack of directional volatility implied a very calm economy and world political environment, to which we would reply "Greece, Islamic State, negative first quarter GDP..."

The Equity and Income Fund earned a minimal positive return in the quarter, while the Lipper Balanced Fund Index7, the Fund's performance benchmark, lost a minimal amount. Through most of the June quarter our risk-averse approach to fixed-income investing proved beneficial as rates generally increased, although the Greece crisis precipitated a sudden trend reversal at the quarter's close. For the calendar six months the Fund returned 1% compared to 1% for the Lipper. The Fund's nine-month fiscal year return also rounded upwards—in this case to 5% compared to 4% for the Lipper. The annualized compound rate of return since the Fund's inception in 1995 is 11% while the corresponding return to the Lipper Index is 7%.

Bank of America, Omnicare, MasterCard, Philip Morris International and Foot Locker led the list of contributors to return for the quarter. The largest detractors were General Motors, TE Connectivity, Oracle, Union Pacific and Flowserve. For the calendar six months United Health, Foot Locker, Omnicare, Lear and CVS Health contributed most while National Oilwell Varco, Oracle, Union Pacific, Glencore and Bank of America were the biggest detractors from return. For the nine months of the Fund's fiscal year United Health, CVS Health, Omnicare, MasterCard and Lear led the contributors list, and National Oilwell Varco, Glencore, Dover, Ultra Petroleum and Knowles detracted. The Fund's holdings in health care have benefited from that industry's significant increase in valuations while issues that are sensitive to commodity prices have been under pressure.

Active Management, Active Share, Investor Return

Over the past decade academics have devoted considerable research to investment management, attempting to discern whether active management really provides value to its clients. Recent research findings generally please us for reasons we will address below, but we must first challenge a basic foundational premise. The research focuses on portfolio returns versus benchmarks but does not provide similar focus on investor outcomes.

If portfolios are beating benchmarks but clients are not benefiting to the same degree, what has been accomplished? According to financial research firm Dalbar, mutual fund investors give up as much as 1.79 percentage points of their funds' returns annually because they make poor transaction decisions. In managing the Equity and Income Fund we strive to craft portfolios and portfolio outcomes that both meet the financial needs of our clients and also enable our clients to maintain their investments in the Fund for long time periods. To that end we were pleased to learn from Dalbar that investors in Equity and Income had captured most of the return that the Fund has generated. We suggest that academics focus less on artificial benchmarks and more on client satisfaction.

Nevertheless, as noted above, academics continue to evaluate active management against passive alternatives. We have never met a client who stated their investment needs in the terms of beating an index fund. But we digress. In the previous decade the concept of "active share" developed in an attempt to explain when active managers are able to beat passive alternatives. Active share basically measures the degree to which an investing pool differs in its constituents from the constituents of its benchmark. Academics gave the term closet indexers to funds which, though actively managed, closely emulate their benchmarks. In contrast, high active share funds differ materially from their respective benchmarks. Early work suggested that high active share alone was sufficient to increase the probability of benchmark outperformance, but quickly this point of view came under attack, requiring additional refinement. In a 2014 monograph Martijn Cremers and Ankur Pareek argued that it is the combination of high active share with low portfolio turnover that produces the opportunity for outperformance. They write, "Fund managers may be able to spot market mispricing that is only reversed over longer periods, requiring strong manager conviction and investor patience...Our evidence shows that, among high Active Share funds, patiently managed portfolios have been most likely to outperform. Patient funds are those which trade relatively infrequently, i.e., funds with long holding durations or low portfolio turnover." In addition, they write, "The clear majority of the outperformance of the patient and active mutual fund managers seems due to their picking safe (low beta), value (high book-to-market) and quality (profitable, growing, less valuation uncertainty, higher payout) stocks, and then sticking with their convictions and holding on to those over relatively long periods."9 Although this imperfectly describes our investing style, it is a decent approximation.

We have long argued that our value investing philosophy stands the test of time because it only requires that: first,

oakmark.com 15

Oakmark Equity and Income Fund  June 30, 2015

Portfolio Manager Commentary (continued)

human nature does not change; and second, we maintain our discipline. We are quite pleased to read academic substantiation of our investing style, but we recognize that in academic research it is never "game over."

Transaction Activity

During the quarter we initiated new positions in General Electric and Kate Spade, and we eliminated three small holdings—Atlas Air Worldwide, FNFV Group and Lonmin. The Fund had received shares of both FNF Ventures and Lonmin as distributions from other holdings. The Fund's overall asset allocation ended the quarter little changed from the previous quarter.

General Electric (GE) is a company with businesses we have always admired, but we have questioned the stock's valuation and management's focus on returns when making capital allocation decisions. However, the appointment of a new CFO in mid-2013 ushered in significant changes. Since then, GE has, in our view, acquired assets cheaply (Alstom) and sold assets at good prices (Synchrony and its appliances division). GE is also significantly reducing its financial services business to focus on those lending activities that are core to its industrial products. The company has totally revamped its variable compensation plan for thousands of employees, emphasizing factors that drive return on invested capital, which should boost future results. Some investors may have a stale opinion of GE after the past 15 years of persistent underperformance, but we believe the remaining businesses will grow in excess of global GDP with high returns on capital. At less than 14x our estimate of normalized EPS10 and with over a 3% dividend yield, we believe the current valuation is attractive for this good collection of businesses.

Kate Spade & Company (KATE) designs and markets handbags, apparel and other accessories primarily under its eponymous brand. We view KATE as a high-growth company with multiple ways to expand profitability. The recent struggles of high-profile competitors have caused some investors to question this potential. The fear is overdone in our opinion. We believe KATE's fundamentals remain robust and that the company's brand momentum and potential market share gains will be able to overcome industry headwinds.

As always, we thank our shareholders for entrusting their assets to the Fund and welcome your questions and comments.

16 OAKMARK FUNDS

Oakmark Equity and Income Fund  June 30, 2015 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 63.6%
FINANCIALS - 15.5%
BANKS - 5.9%
Bank of America Corp. Diversified Banks	44,733	$761,353
Wells Fargo & Co.	4,326	243,294
Diversified Banks
U.S. Bancorp	4,461	193,600
Diversified Banks
		1,198,247
DIVERSIFIED FINANCIALS - 5.1%
TD Ameritrade Holding Corp. Investment Banking & Brokerage	12,006	442,076
The Goldman Sachs Group, Inc.	1,208	252,218
Investment Banking & Brokerage
Bank of New York Mellon Corp.	5,340	224,139
Asset Management & Custody Banks
T Rowe Price Group, Inc.	1,290	100,295
Asset Management & Custody Banks
		1,018,728
INSURANCE - 4.5%
FNF Group Property & Casualty Insurance	7,689	284,427
Principal Financial Group, Inc. Life & Health Insurance	5,061	259,594
Reinsurance Group of America, Inc. Reinsurance	2,402	227,887
Aflac, Inc. Life & Health Insurance	2,077	129,177
		901,085
		3,118,060
INDUSTRIALS - 10.9%
CAPITAL GOODS - 9.2%
Dover Corp. Industrial Machinery	7,713	541,305
Flowserve Corp. Industrial Machinery	6,678	351,653
Rockwell Automation, Inc. Electrical Components & Equipment	2,145	267,353
General Electric Co. Industrial Conglomerates	7,600	201,919
Parker-Hannifin Corp. Industrial Machinery	1,638	190,543
Precision Castparts Corp. Aerospace & Defense	794	158,697
WESCO International, Inc. (a) Trading Companies & Distributors	1,522	104,473
Blount International, Inc. (a) Industrial Machinery	2,263	24,716
The Manitowoc Co., Inc. Construction Machinery & Heavy Trucks	864	16,934
		1,857,593
	Shares	Value
TRANSPORTATION - 1.5%
Union Pacific Corp. Railroads	3,086	$294,331
COMMERCIAL & PROFESSIONAL SERVICES - 0.2%
Herman Miller, Inc. Office Services & Supplies	1,402	40,548
		2,192,472
CONSUMER DISCRETIONARY - 10.4%
AUTOMOBILES & COMPONENTS - 6.3%
General Motors Co. Automobile Manufacturers	19,469	648,888
BorgWarner, Inc. Auto Parts & Equipment	5,699	323,914
Lear Corp. Auto Parts & Equipment	2,613	293,323
Remy International, Inc. Auto Parts & Equipment	394	8,706
		1,274,831
RETAILING - 3.4%
Foot Locker, Inc. Apparel Retail	7,348	492,409
HSN, Inc. Catalog Retail	2,608	183,087
		675,496
CONSUMER DURABLES & APPAREL - 0.7%
Carter's, Inc. Apparel, Accessories & Luxury Goods	936	99,444
Kate Spade & Co. (a) Apparel, Accessories & Luxury Goods	2,258	48,631
		148,075
		2,098,402
INFORMATION TECHNOLOGY - 9.3%
SOFTWARE & SERVICES - 6.5%
Oracle Corp. Systems Software	17,795	717,139
MasterCard, Inc., Class A Data Processing & Outsourced Services	4,399	411,207
Broadridge Financial Solutions, Inc. Data Processing & Outsourced Services	3,578	178,911
		1,307,257
TECHNOLOGY HARDWARE & EQUIPMENT - 2.8%
TE Connectivity, Ltd. Electronic Manufacturing Services	8,052	517,763
Knowles Corp. (a) Electronic Components	3,155	57,113
		574,876
		1,882,133

oakmark.com 17

Oakmark Equity and Income Fund  June 30, 2015 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 63.6% (continued)
CONSUMER STAPLES - 9.0%
FOOD, BEVERAGE & TOBACCO - 6.2%
Nestle SA (b) Packaged Foods & Meats	7,993	$576,775
Diageo PLC (b) Distillers & Vintners	3,169	367,733
Philip Morris International, Inc. Tobacco	3,806	305,151
		1,249,659
FOOD & STAPLES RETAILING - 2.8%
CVS Health Corp. Drug Retail	5,285	554,307
		1,803,966
ENERGY - 3.6%
National Oilwell Varco, Inc. Oil & Gas Equipment & Services	6,662	321,653
Baker Hughes, Inc. Oil & Gas Equipment & Services	4,604	284,081
Ultra Petroleum Corp. (a) Oil & Gas Exploration & Production	6,105	76,428
Rowan Cos. PLC Oil & Gas Drilling	1,903	40,170
		722,332
HEALTH CARE - 3.6%
HEALTH CARE EQUIPMENT & SERVICES - 3.1%
UnitedHealth Group, Inc. Managed Health Care	2,997	365,663
Omnicare, Inc. Health Care Services	2,723	256,685
		622,348
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.5%
Bruker Corp. (a) Life Sciences Tools & Services	4,814	98,248
		720,596
MATERIALS - 1.3%
Glencore PLC Diversified Metals & Mining	60,533	242,823
Southern Copper Corp. Diversified Metals & Mining	693	20,384
		263,207
TOTAL COMMON STOCKS - 63.6% (COST $8,464,260)		12,801,168
	Par Value	Value
FIXED INCOME - 15.2%
GOVERNMENT AND AGENCY SECURITIES - 7.9%
U.S. GOVERNMENT NOTES - 7.6%
1.375%, due 07/15/18, Inflation Indexed	$465,887	$494,094
1.25%, due 07/15/20, Inflation Indexed	455,413	487,292
2.125%, due 01/15/19, Inflation Indexed	219,703	239,218
1.00%, due 09/30/16	199,380	200,891
2.00%, due 07/31/20	49,160	49,986
1.375%, due 06/30/18	24,575	24,842
0.75%, due 06/30/17	24,585	24,633
		1,520,956
U.S. GOVERNMENT AGENCIES - 0.3%
Federal Home Loan Bank, 1.65%, due 07/18/19	29,550	29,543
Federal National Mortgage Association, 1.25%, due 09/27/18	24,680	24,623
Federal National Mortgage Association, 1.25%, due 01/30/20	9,525	9,488
		63,654
Total Government and Agency Securities (Cost $1,511,787)		1,584,610
CORPORATE BONDS - 7.2%
Kinetic Concepts, Inc., 10.50%, due 11/01/18	47,940	51,177
Omega Healthcare Investors, Inc., 6.75%, due 10/15/22	45,079	47,220
JPMorgan Chase & Co., 3.15%, due 07/05/16	44,592	45,495
Mondelez International, Inc., 4.125%, due 02/09/16	43,567	44,395
General Motors Co., 4.875%, due 10/02/23	41,400	43,647
Omega Healthcare Investors, Inc., 5.875%, due 03/15/24	35,457	37,717
The Manitowoc Co., Inc., 8.50%, due 11/01/20	35,655	37,661
Ultra Petroleum Corp., 144A, 5.75%, due 12/15/18 (c)	37,809	36,297
The William Carter Co., 5.25%, due 08/15/21	35,137	36,015
Credit Suisse Group AG, 144A, 7.50% (c) (d) (e)	30,000	31,236
Live Nation Entertainment, Inc., 144A, 7.00%, due 09/01/20 (c)	28,930	30,738
Omnicom Group, Inc., 3.625%, due 05/01/22	30,425	30,602
General Motors Co., 3.50%, due 10/02/18	29,525	30,485
1011778 BC ULC / New Red Finance Inc., 144A, 6.00%, due 04/01/22 (c)	29,500	30,311
CVS Health Corp., 4.00%, due 12/05/23	29,325	30,292
Toyota Motor Credit Corp., 1.45%, due 01/12/18	29,495	29,523
Credit Suisse New York, 1.75%, due 01/29/18	24,700	24,604

18 OAKMARK FUNDS

Oakmark Equity and Income Fund  June 30, 2015 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 15.2% (continued)
CORPORATE BONDS - 7.2% (continued)
Penn National Gaming, Inc., 5.875%, due 11/01/21	$23,704	$23,882
Whirlpool Corp., 7.75%, due 07/15/16	22,256	23,744
Glencore Canada Corp., 6.00%, due 10/15/15	21,915	22,201
Activision Blizzard, Inc., 144A, 5.625%, due 09/15/21 (c)	20,965	21,961
Bank of America Corp., 3.75%, due 07/12/16	20,295	20,805
Delphi Corp., 5.00%, due 02/15/23	18,784	20,005
JPMorgan Chase Bank NA, 0.686%, due 06/14/17 (d)	19,750	19,746
JPMorgan Chase & Co., 1.70%, due 03/01/18	19,665	19,596
Lam Research Corp., 2.75%, due 03/15/20	19,660	19,525
Scientific Games International, Inc., 10.00%, due 12/01/22	19,665	18,829
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.00%, due 03/01/21	16,710	18,095
Dollar General Corp., 4.125%, due 07/15/17	17,095	17,876
Ultra Petroleum Corp., 144A, 6.125%, due 10/01/24 (c)	19,665	17,256
Valeant Pharmaceuticals International Inc, 144A, 5.625%, due 12/01/21 (c)	16,370	16,738
Anthem, Inc., 5.875%, due 06/15/17	15,150	16,452
Aon Corp., 5.00%, due 09/30/20	14,745	16,267
Anadarko Petroleum Corp., 5.95%, due 09/15/16	15,197	16,032
Kinetic Concepts, Inc., 12.50%, due 11/01/19	14,360	15,509
Medtronic Inc., 144A, 3.15%, due 03/15/22 (c)	14,750	14,816
Zimmer Biomet Holdings, Inc., 1.45%, due 04/01/17	14,750	14,755
Activision Blizzard, Inc., 144A, 6.125%, due 09/15/23 (c)	13,615	14,602
Zayo Group LLC / Zayo Capital Inc, 144A, 6.00%, due 04/01/23 (c)	14,745	14,564
International Game Technology PLC, 144A, 6.25%, due 02/15/22 (c)	14,800	14,134
International Game Technology PLC, 144A, 6.50%, due 02/15/25 (c)	14,800	13,690
Royal Caribbean Cruises, Ltd., 7.25%, due 06/15/16	12,688	13,245
CBRE Services, Inc., 5.00%, due 03/15/23	12,429	12,553
GLP Capital, LP / GLP Financing II, Inc., 5.375%, due 11/01/23	12,000	12,330
Thermo Fisher Scientific, Inc., 3.20%, due 03/01/16	12,119	12,306
BorgWarner, Inc., 4.625%, due 09/15/20	10,810	11,852
	Par Value	Value
Valeant Pharmaceuticals International, 144A, 6.375%, due 10/15/20 (c)	$10,540	$11,100
Bank of America Corp., 5.25%, due 12/01/15	10,778	10,966
Howard Hughes Corp., 144A, 6.875%, due 10/01/21 (c)	10,000	10,600
Thermo Fisher Scientific, Inc., 2.25%, due 08/15/16	10,169	10,272
Six Flags Entertainment Corp., 144A, 5.25%, due 01/15/21 (c)	9,970	10,194
GLP Capital, LP / GLP Financing II, Inc., 4.875%, due 11/01/20	10,000	10,175
Kellogg Co., 4.45%, due 05/30/16	9,835	10,141
CNO Financial Group, Inc., 4.50%, due 05/30/20	9,830	9,977
Chevron Corp., 1.365%, due 03/02/18	9,835	9,831
International Game Technology PLC, 144A, 5.625%, due 02/15/20 (c)	9,800	9,579
Tempur Sealy International, Inc., 6.875%, due 12/15/20	8,819	9,348
Sirius XM Radio Inc, 144A, 5.25%, due 08/15/22 (c)	8,895	9,295
Health Net, Inc., 6.375%, due 06/01/17	8,680	9,179
Apache Corp., 5.625%, due 01/15/17	7,908	8,387
Glencore Funding LLC, 144A, 1.70%, due 05/27/16 (c)	8,060	8,069
E*TRADE Financial Corp., 4.625%, due 09/15/23	7,865	7,727
Omnicare, Inc., 5.00%, due 12/01/24	6,880	7,396
Quiksilver, Inc. / QS Wholesale, Inc., 144A, 7.875%, due 08/01/18 (c)	8,630	7,379
McGraw Hill Financial Inc, 144A, 4.00%, due 06/15/25 (c)	7,320	7,313
Omnicare, Inc., 4.75%, due 12/01/22	6,880	7,293
Omnicom Group, Inc., 5.90%, due 04/15/16	6,862	7,113
Scientific Games International, Inc., 144A, 7.00%, due 01/01/22 (c)	6,885	7,109
Concho Resources, Inc., 5.50%, due 10/01/22	6,980	6,945
Whirlpool Corp., 6.50%, due 06/15/16	6,610	6,940
Level 3 Financing Inc, 144A, 5.125%, due 05/01/23 (c)	6,895	6,723
Credit Suisse Group AG, 144A, 6.25% (c) (d) (e)	7,000	6,711
Level 3 Financing Inc, 144A, 5.375%, due 05/01/25 (c)	6,895	6,645
Reynolds American, Inc., 6.75%, due 06/15/17	5,900	6,447
CNO Financial Group, Inc., 5.25%, due 05/30/25	5,895	5,990
Glencore Finance Canada, Ltd., 144A, 3.60%, due 01/15/17 (c)	5,590	5,738

oakmark.com 19

Oakmark Equity and Income Fund  June 30, 2015 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 15.2% (continued)
CORPORATE BONDS - 7.2% (continued)
Bank of America Corp., 5.625%, due 10/14/16	$5,285	$5,571
Quest Diagnostics, Inc., 4.70%, due 04/01/21	5,128	5,546
Serta Simmons Holdings LLC, 144A, 8.125%, due 10/01/20 (c)	4,990	5,264
Foot Locker, Inc., 8.50%, due 01/15/22	4,340	5,165
GLP Capital, LP / GLP Financing II, Inc., 4.375%, due 11/01/18	5,000	5,131
Penske Truck Leasing Co., LP / PTL Finance Corp, 144A, 3.75%, due 05/11/17 (c)	4,920	5,090
CBRE Services, Inc., 5.25%, due 03/15/25	4,915	5,087
E*TRADE Financial Corp., 5.375%, due 11/15/22	4,910	5,033
The Goldman Sachs Group, Inc., 0.954%, due 05/22/17 (d)	5,000	5,000
Quiksilver, Inc. / QS Wholesale, Inc., 10.00%, due 08/01/20	10,810	4,000
Scripps Networks Interactive, Inc., 2.80%, due 06/15/20	3,930	3,872
Zayo Group LLC / Zayo Capital, Inc., 10.125%, due 07/01/20	3,445	3,847
Omnicom Group, Inc., 6.25%, due 07/15/19	2,950	3,377
Family Tree Escrow LLC, 144A, 5.75%, due 03/01/23 (c)	2,950	3,083
Medtronic Inc., 144A, 1.50%, due 03/15/18 (c)	2,950	2,943
CVS Health Corp., 2.25%, due 08/12/19	2,884	2,871
Boston Scientific Corp., 5.125%, due 01/12/17	2,546	2,681
The Goldman Sachs Group, Inc., 5.625%, due 01/15/17	2,095	2,218
Valeant Pharmaceuticals International, 144A, 6.75%, due 08/15/21 (c)	1,960	2,043
Live Nation Entertainment, Inc., 144A, 5.375%, due 06/15/22 (c)	2,000	2,000
Tyco Electronics Group SA, 6.55%, due 10/01/17	1,385	1,537
Family Tree Escrow LLC, 144A, 5.25%, due 03/01/20 (c)	1,000	1,046
Centene Corp., 4.75%, due 05/15/22	1,000	1,030
Post Holdings, Inc., 7.375%, due 02/15/22	1,000	1,017
Tribune Media Co., 144A, 5.875%, due 07/15/22 (c)	1,000	1,007
Post Holdings, Inc., 144A, 6.75%, due 12/01/21 (c)	1,000	1,000
The Goldman Sachs Group, Inc., 2.55%, due 10/23/19	980	982
Ventas Realty, LP REIT, 3.50%, due 02/01/25	1,000	961
Valeant Pharmaceuticals International, Inc., 144A, 5.875%, due 05/15/23 (c)	500	513
	Par Value	Value
Hologic, Inc., 6.25%, due 08/01/20	$250	$259
Valeant Pharmaceuticals International, Inc., 144A, 6.125%, due 04/15/25 (c)	250	257
Total Corporate Bonds (Cost $1,450,312)		1,450,794
ASSET BACKED SECURITIES - 0.1%
Cabela's Master Credit Card Trust, 144A, 0.736%, due 10/15/19 (c) (d) (Cost $11,450)	11,450	11,487
TOTAL FIXED INCOME - 15.2% (COST $2,973,549)		3,046,891
SHORT TERM INVESTMENTS - 21.9%
COMMERCIAL PAPER - 17.0%
Toyota Motor Credit Corp., 0.10% - 0.20%, due 07/13/15 - 09/22/15 (f)	1,125,000	1,124,869
MetLife Short Term Funding LLC, 144A, 0.13% - 0.19%, due 07/01/15 - 09/24/15 (c) (f)	500,076	500,019
BMW US Capital LLC, 144A, 0.12% - 0.14%, due 07/13/15 - 09/28/15 (c) (f)	476,000	475,915
American Honda Finance Corp., 0.12% - 0.15%, due 07/06/15 - 09/04/15 (f)	212,073	212,040
Philip Morris International, Inc., 144A, 0.10% - 0.12%, due 07/20/15 - 09/23/15 (c) (f)	199,000	198,925
Kellogg Co., 144A, 0.30% - 0.39%, due 07/06/15- 07/21/15 (c) (f)	188,000	187,979
State Street Corp., 0.20%, due 09/14/15 - 09/23/15 (f)	125,000	124,936
General Mills, Inc., 144A, 0.21% - 0.24%, due 07/01/15 - 07/10/15 (c) (f)	122,000	121,995
John Deere Capital Co., 144A, 0.11% - 0.12%, due 07/22/15 - 07/24/15 (c) (f)	100,000	99,993
Anthem, Inc., 144A, 0.23% - 0.36%, due 07/01/15 - 08/14/15 (c) (f)	100,000	99,991
General Electric Capital Corp., 0.12%, due 09/10/15 - 09/16/15 (f)	100,000	99,974
J.P. Morgan Securities LLC, 144A, 0.32%, due 11/02/15 - 11/04/15 (c) (f)	100,000	99,900
J.P. Morgan Securities LLC, 0.23%, due 09/08/15 (f)	41,600	41,583
BP Capital Markets PLC, 144A, 0.60% - 0.63%, due 10/16/15 - 11/02/15 (c) (f)	40,750	40,721
Total Commercial Paper (Cost $3,428,845)		3,428,840

20 OAKMARK FUNDS

Oakmark Equity and Income Fund  June 30, 2015 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT TERM INVESTMENTS - 21.9% (continued)
REPURCHASE AGREEMENT - 2.6%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 06/30/15 due 07/01/15, repurchase price $529,394, collateralized by United States Treasury Notes, 2.000% - 3.125%, due 04/30/21- 05/31/21, aggregate value plus accrued interest of $539,986 (Cost: $529,394)	$529,394	$529,394
CORPORATE BONDS - 2.3%
ConAgra Foods, Inc., 1.30%, due 01/25/16	38,723	38,728
The Goldman Sachs Group, Inc., 5.35%, due 01/15/16	33,875	34,683
Amazon.com, Inc., 0.65%, due 11/27/15	30,784	30,785
AbbVie, Inc., 1.20%, due 11/06/15	30,590	30,618
Bank of America Corp., 1.50%, due 10/09/15	27,245	27,308
Royal Caribbean Cruises, Ltd., 11.875%, due 07/15/15	26,550	26,663
American International Group, Inc., 5.05%, due 10/01/15	25,655	25,914
Ford Motor Credit Co. LLC, 5.625%, due 09/15/15	22,850	23,058
Altria Group, Inc., 4.125%, due 09/11/15	21,335	21,455
Aon Corp., 3.125%, due 05/27/16	19,920	20,318
Mohawk Industries, Inc., 6.125%, due 01/15/16	19,386	19,893
The Goldman Sachs Group, Inc., 1.60%, due 11/23/15	19,660	19,728
JPMorgan Chase & Co., 1.10%, due 10/15/15	18,438	18,455
Morgan Stanley, 3.45%, due 11/02/15	17,280	17,437
Willis North America, Inc., 5.625%, due 07/15/15	14,005	14,030
JPMorgan Chase & Co., 5.15%, due 10/01/15	13,323	13,446
Yum! Brands, Inc., 6.25%, due 04/15/16	12,685	13,177
SunTrust Bank, 0.572%, due 08/24/15 (d)	11,470	11,469
Capital One Financial Corp., 1.00%, due 11/06/15	10,792	10,776
The Goldman Sachs Group, Inc., 3.70%, due 08/01/15	10,030	10,056
Morgan Stanley, 1.75%, due 02/25/16	9,830	9,870
Texas Instruments, Inc., 0.45%, due 08/03/15	9,835	9,837
The Bear Stearns Cos. LLC, 5.30%, due 10/30/15	8,675	8,799
Willis Group Holdings PLC, 4.125%, due 03/15/16	6,490	6,622
	Par Value	Value
Bank of America Corp., 5.30%, due 09/30/15	$3,230	$3,264
ConAgra Foods, Inc., 1.35%, due 09/10/15	2,572	2,573
Bank of America Corp., 7.75%, due 08/15/15	1,720	1,734
Total Corporate Bonds (Cost $470,992)		470,696
TOTAL SHORT TERM INVESTMENTS - 21.9% (COST $4,429,231)		4,428,930
TOTAL INVESTMENTS - 100.7% (COST $15,867,040)		20,276,989
Liabilities In Excess of Other Assets - (0.7)%		(135,688)
NET ASSETS - 100.0%		$20,141,301

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  These restricted securities may be resold subject to restrictions on resale under federal securities laws.

(d)  Floating Rate Note. Rate shown is as of June 30, 2015.

(e)  Security is perpetual and has no stated maturity date.

(f)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

oakmark.com 21

Oakmark Global Fund  June 30, 2015

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/04/99 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/15)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (08/04/99)
Oakmark Global Fund (Class I)	-0.87%	-0.19%	16.68%	13.18%	8.27%	10.98%
MSCI World Index	0.31%	1.43%	14.27%	13.10%	6.38%	4.12%
Lipper Global Funds Index[12]	0.51%	1.39%	14.29%	11.90%	6.52%	5.03%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Credit Suisse Group	6.3
Julius Baer Group, Ltd.	4.6
CNH Industrial N.V.	4.1
TE Connectivity, Ltd.	4.0
Bank of America Corp.	3.8
BNP Paribas SA	3.5
Allianz SE	3.4
General Motors Co.	3.3
Citigroup, Inc.	3.3
MasterCard, Inc., Class A	3.1
FUND STATISTICS
Ticker	OAKGX
Inception	08/04/99
Number of Equity Holdings	39
Net Assets	$3.5 billion
Benchmark	MSCI World Index
Weighted Average Market Cap	$72.8 billion
Median Market Cap	$26.1 billion
Portfolio Turnover (for the 6-months ended 03/31/15)	19%
Expense Ratio - Class I (as of 09/30/14)	1.11%
SECTOR ALLOCATION	% of Net Assets
Financials	30.1
Information Technology	22.2
Consumer Discretionary	16.0
Industrials	11.3
Health Care	5.7
Consumer Staples	5.1
Materials	3.9
Energy	3.8
Short-Term Investments and Other	1.9
GEOGRAPHIC ALLOCATION
% of Equity
North America	43.4
United States	43.4
Europe	43.1
Switzerland	21.1
Netherlands*	7.1
Germany*	5.9
France*	5.0
U.K.	4.0
% of Equity
Asia	10.5
Japan	7.5
South Korea	3.0
Australasia	3.0
Australia	3.0

*  Euro currency countries comprise 18.0% of equity investments

22 OAKMARK FUNDS

Oakmark Global Fund  June 30, 2015

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager
oakgx@oakmark.com

Robert A. Taylor, CFA

Portfolio Manager

oakgx@oakmark.com

An otherwise unremarkable June quarter ended on a disappointing note for equity investors, including those in the Oakmark Global Fund. The prospect of Greece's exit from the euro materialized on June 29, and markets tumbled worldwide because of the unprecedented character of this situation. Although some have argued otherwise, we do not believe that a Greek euro exit compares much at all to the collapse of Lehman Brothers in 2008. Greece is a small country of 11 million people, its economy constitutes roughly 2% of the EEC and the international commercial banking system has little exposure to the country's debt. Whether Greece's withdrawal from the euro could benefit the country's citizens remains to be seen, but we do not see this possibility to be systemically threatening. Nevertheless, as we write this report, markets worldwide are troubled, so we have taken the opportunity to add to some of the Fund's holdings.

In the June quarter the Oakmark Global Fund lost 1%, while the MSCI World Index11 was unchanged in the period and the Lipper Global Fund Index's12 return was 1%. For the calendar six months the Fund gained 1% versus 3% for the MSCI World Index and 4% for the Lipper Global Fund Index. Finally, for the nine months of the Fund's fiscal year the Fund returned 4%, which compares to 4% for the MSCI World Index and 4% for the Lipper Global Fund Index. Since its inception in 1999, the Fund has achieved a compound annual rate of return of 11%, which contrasts to 4% for the MSCI World Index and 5% for the Lipper Global Fund Index.

In our last letter we noted that the March quarter saw a change in performance leadership. In 2014 U.S. holdings substantially outperformed international holdings. Beginning in the March quarter, this pattern reversed, and this continued through June, although to a lesser degree. Someone looking at the Fund as a whole would not easily see how the composition of returns had changed, since the total returns for the Fund have been unexceptional. Of course, this demonstrates the primary rationale for global investing—that markets worldwide are not usually closely correlated and global diversification offers the possibility to take advantage of opportunities wherever they may develop. In 2014, we reduced U.S. exposure and increased international holdings.

In the June quarter Switzerland, the U.K. and the Netherlands contributed most to the Fund's return while the U.S., Germany and Korea detracted the most. The individual holdings that contributed most to return were Julius Baer (Switzerland), CNH Industrial (Netherlands), Tenet Healthcare (U.S.), Bank of America (U.S.) and Credit Suisse (Switzerland). Fund holdings that detracted most from return were Interpublic Group (U.S.), TE Connectivity (Switzerland), General Motors (U.S.), Union Pacific (U.S.) and Applied Materials (U.S.).

In the first six months of 2015 Switzerland, Japan and Australia led the contributors list while the U.S. and Korea detracted.

Individual significant contributors were Julius Baer, Credit Suisse, Hirose Electric (Japan), Health Net (U.S.) and CNH Industrial (Netherlands). All five of the top detractors were U.S.-domiciled: Union Pacific, National Oilwell Varco, Applied Materials, Chesapeake Energy and Intel.

Finally, for the fiscal year that began October 1 the countries that contributed the most to the Fund's return were Switzerland, Australia and the U.S. while the Netherlands and France detracted. The five largest contributors to Fund return in the period were Julius Baer, Health Net, MasterCard (U.S.), TE Connectivity and Incitec Pivot. The Fund holdings that detracted most were National Oilwell Varco, Chesapeake Energy, Philips (Netherlands), Fugro (Netherlands) and Intel.

Low Volatility Investing?

Many years ago one of us had a client who pulled his account from our management after a remarkably short tenure. When asked why he was leaving, he replied that he had never before paid any attention to the stock market, and he could not see any justification for the daily price movements. He stated that when he owned his business, he knew that every night when he went home that the business's value had increased. The fact that the stock market did not understand things in this manner troubled him greatly. He liquidated his equity portfolios with outside managers and invested the proceeds in municipal bonds to minimize the volatility.

Today we see this gentleman's thinking illustrated in a different fashion. If you opened the business section of the morning newspaper during the past year, you likely saw an article that highlighted the latest funding round of another venture capital backed start-up. The words "record valuation" were no doubt included—words that are now so commonplace that their historical meaning is fading. According to the Wall Street Journal, 99 companies inhabit the "Billion Dollar Startup Club," and these companies sport a total value of over $400 billion. Some of these companies, such as Airbnb and Theranos, now have valuations almost as high as their established public competitors, e.g. Marriott and Quest Diagnostics. Many market commentators are warning that a bubble in the tech start-up market is developing. Although our inclination is to be fearful when others are greedy, we do not profess to have a strong view on the value of these private companies. However, this dynamic does provide a backdrop for us to highlight our view on the role of risk in investing.

Risk is often defined by academics as price volatility. Measured in this way, these private start-ups seem to be fairly safe: their valuations have steadily marched upwards, and the volatility—especially relative to public market companies—is very low. Some academics would further argue that these private investments are less correlated with the stock market than their public peers, and therefore these private investments have

oakmark.com 23

Oakmark Global Fund  June 30, 2015

Portfolio Manager Commentary (continued)

portfolio diversification benefits. To us, this logic is flawed. Investors should not gain a false sense of security from the lack of a daily quotation for private companies, just as they should not be frightened by the sometimes volatile daily quotations of public companies. For every investable asset—publically traded or otherwise—the underlying value of the asset is the sum of the discounted future cash flows, and risk comes from paying too high a price for those cash flows. Looked at in this way, MasterCard is not a riskier investment because it is publicly traded, and an art collection is not a safer investment because it is only priced at auction. The same goes for today's tech start-ups.

In managing funds in the Oakmark group, we insist on buying companies at what we believe is a meaningful discount to the intrinsic value of the business—regardless of the volatility in the security's price. Of course, every investment has its degrees of uncertainty, and the level of uncertainty should influence the price an investor is willing to pay. At the same discount to intrinsic value, it is clearly preferable to purchase a stable company with a narrow range of outcomes than an unpredictable business with a wide range of outcomes. Correspondingly, we demand a larger discount to intrinsic value to buy shares in a less predictable business. Many of today's tech start-ups are relatively immature companies that have not proven their long-term durability. In this way, these start-up companies are actually far riskier investments than their more price-volatile public counterparts. We believe investors would be wise to demand a larger-than-normal discount to intrinsic value before undertaking such investments. While many of our peers have launched private investment funds to capitalize on the start-up trend, we will be sticking to our knitting—investing in companies that we understand and can reasonably predict and that are trading at a meaningful discount to their underlying business value.

Portfolio Activity

Our trading activity in the quarter produced one new U.S. holding, and we eliminated three international holdings. Although this gives the appearance of a shift in portfolio allocation to the U.S., disparate market returns caused the actual weights to be unchanged at quarter's end. As well, the three international eliminations had already been cut back to small position sizes, and the new U.S. purchase is itself a small holding. As we always write, we did not intentionally choose the ending U.S. or international allocation; these allocations are the product of our bottom-up search for value across the globe.

New holding USG is the largest producer of wallboard in the U.S. and a leading manufacturer of other building products. After spending five years in bankruptcy related to asbestos in the early 2000s, USG finally reached an agreement to emerge—with its equity intact—on precisely the same month in 2006 that housing starts entered one of the deepest and longest downturns in U.S. history. Nine years later, housing starts are still significantly depressed relative to trend, and USG's profits are even more so. It's no surprise that investors aren't tripping over themselves to buy shares of USG. But looking further out, as housing and other construction markets fully recover, we believe USG will be earning considerably more and producing substantial free cash flow as the company benefits from large tax assets that help to shelter earnings.

We exited positions in Adecco (Switzerland), Rheinmetall (Germany) and Travis Perkins (U.K.) because we found better opportunities elsewhere in the Fund.

Currency Hedges

Global currencies were relatively stable during the quarter. However, both the Swiss franc and Australian dollar strengthened versus the U.S. dollar. We continue to believe these currencies are overvalued and as a result defensively hedge a portion of the Fund's currency exposure. Approximately 39% of the Swiss franc and 18% of the Australian dollar were hedged at quarter end.

Thank you for being our partners in the Oakmark Global Fund. Please feel free to contact us with your questions or comments.

24 OAKMARK FUNDS

Oakmark Global Fund  June 30, 2015 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 98.1%
FINANCIALS - 30.1%
DIVERSIFIED FINANCIALS - 16.1%
Credit Suisse Group AG (Switzerland) Diversified Capital Markets	7,959	$218,773
Julius Baer Group, Ltd. (Switzerland) Asset Management & Custody Banks	2,874	161,252
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	12,861	96,385
Franklin Resources, Inc. (United States) Asset Management & Custody Banks	1,697	83,184
		559,594
BANKS - 10.6%
Bank of America Corp. (United States) Diversified Banks	7,725	131,485
BNP Paribas SA (France) Diversified Banks	2,022	122,072
Citigroup, Inc. (United States) Diversified Banks	2,064	114,015
		367,572
INSURANCE - 3.4%
Allianz SE (Germany) Multi-line Insurance	770	119,939
		1,047,105
INFORMATION TECHNOLOGY - 22.2%
TECHNOLOGY HARDWARE & EQUIPMENT - 9.6%
TE Connectivity, Ltd. (Switzerland) Electronic Manufacturing Services	2,162	139,036
Samsung Electronics Co., Ltd. (South Korea) Technology Hardware, Storage & Peripherals	89	101,439
Hirose Electric Co., Ltd. (Japan) Electronic Components	401	57,423
Itron, Inc. (United States) (a) Electronic Equipment & Instruments	1,016	34,981
		332,879
SOFTWARE & SERVICES - 8.8%
MasterCard, Inc., Class A (United States) Data Processing & Outsourced Services	1,148	107,305
Oracle Corp. (United States) Systems Software	2,523	101,689
Google, Inc., Class C (United States) (a) Internet Software & Services	184	95,828
		304,822
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.8%
Applied Materials, Inc. (United States) Semiconductor Equipment	3,478	66,855
Intel Corp. (United States) Semiconductors	2,183	66,399
		133,254
		770,955
	Shares	Value
CONSUMER DISCRETIONARY - 16.0%
AUTOMOBILES & COMPONENTS - 8.6%
General Motors Co. (United States) Automobile Manufacturers	3,465	$115,492
Toyota Motor Corp. (Japan) Automobile Manufacturers	1,537	103,039
Daimler AG (Germany) Automobile Manufacturers	900	81,933
		300,464
MEDIA - 4.4%
The Interpublic Group of Cos., Inc. (United States) Advertising	5,521	106,395
Live Nation Entertainment, Inc. (United States) (a) Movies & Entertainment	1,622	44,601
		150,996
CONSUMER DURABLES & APPAREL - 3.0%
Cie Financiere Richemont SA (Switzerland) Apparel, Accessories & Luxury Goods	1,274	103,596
		555,056
INDUSTRIALS - 11.3%
CAPITAL GOODS - 7.8%
CNH Industrial N.V. (Netherlands) Agricultural & Farm Machinery	15,737	143,516
Koninklijke Philips NV (Netherlands) Industrial Conglomerates	2,583	65,701
Smiths Group PLC (UK) Industrial Conglomerates	2,395	42,483
USG Corp. (United States) (a) Building Products	777	21,582
		273,282
TRANSPORTATION - 3.5%
Union Pacific Corp. (United States) Railroads	948	90,411
Kuehne + Nagel International AG (Switzerland) Marine	235	31,246
		121,657
		394,939
HEALTH CARE - 5.7%
HEALTH CARE EQUIPMENT & SERVICES - 5.7%
Tenet Healthcare Corp. (United States) (a) Health Care Facilities	1,735	100,409
Health Net, Inc. (United States) (a) Managed Health Care	1,546	99,104
		199,513

oakmark.com 25

Oakmark Global Fund  June 30, 2015 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 98.1% (continued)
CONSUMER STAPLES - 5.1%
FOOD, BEVERAGE & TOBACCO - 5.1%
Diageo PLC (UK) Distillers & Vintners	3,238	$93,670
Danone SA (France) Packaged Foods & Meats	754	48,773
Nestle SA (Switzerland) Packaged Foods & Meats	463	33,405
		175,848
MATERIALS - 3.9%
Incitec Pivot, Ltd. (Australia) Diversified Chemicals	34,715	103,121
Holcim, Ltd. (Switzerland) Construction Materials	438	32,354
		135,475
ENERGY - 3.8%
National Oilwell Varco, Inc. (United States) Oil & Gas Equipment & Services	1,210	58,424
Chesapeake Energy Corp. (United States) Oil & Gas Exploration & Production	3,677	41,073
Fugro NV (Netherlands) (a) Oil & Gas Equipment & Services	1,569	34,385
		133,882
TOTAL COMMON STOCKS - 98.1% (COST $2,891,075)		3,412,773
	Par Value	Value
SHORT TERM INVESTMENT - 2.2%
REPURCHASE AGREEMENT - 2.2%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 06/30/15 due 07/01/15, repurchase price $75,434, collateralized by a United States Treasury Note, 2.125%, due 12/31/21, value plus accrued interest of $76,943 (Cost: $75,434)	$75,434	75,434
TOTAL SHORT TERM INVESTMENTS - 2.2% (COST $75,434)		75,434
TOTAL INVESTMENTS - 100.3% (COST $2,966,509)		3,488,207
Liabilities In Excess of Other Assets - (0.3)%		(9,017)
TOTAL NET ASSETS - 100.0%		$3,479,190

(a)  Non-income producing security

26 OAKMARK FUNDS

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oakmark.com 27

Oakmark Global Select Fund  June 30, 2015

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 10/02/06 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/15)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	Since Inception (10/02/06)
Oakmark Global Select Fund (Class I)	1.22%	1.73%	17.67%	14.82%	8.49%
MSCI World Index	0.31%	1.43%	14.27%	13.10%	4.88%
Lipper Global Funds Index[12]	0.51%	1.39%	14.29%	11.90%	4.92%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Amazon.com, Inc.	6.5
Credit Suisse Group	6.0
CNH Industrial N.V.	5.6
Google, Inc., Class A	5.5
JPMorgan Chase & Co.	5.4
American International Group, Inc.	5.3
Bank of America Corp.	5.0
Diageo PLC	4.9
Daimler AG	4.8
MasterCard, Inc., Class A	4.8
FUND STATISTICS
Ticker	OAKWX
Inception	10/02/06
Number of Equity Holdings	20
Net Assets	$2.1 billion
Benchmark	MSCI World Index
Weighted Average Market Cap	$105.2 billion
Median Market Cap	$58.9 billion
Portfolio Turnover (for the 6-months ended 03/31/15)	31%
Expense Ratio - Class I (as of 09/30/14)	1.13%
SECTOR ALLOCATION	% of Net Assets
Financials	26.0
Information Technology	23.5
Consumer Discretionary	20.4
Consumer Staples	8.9
Industrials	8.8
Energy	4.0
Materials	3.7
Short-Term Investments and Other	4.7
GEOGRAPHIC ALLOCATION
% of Equity
Europe	48.2
Switzerland	23.1
France*	9.1
Netherlands*	5.9
U.K.	5.1
Germany*	5.0
North America	42.5
United States	42.5
% of Equity
Asia	9.3
South Korea	4.7
Japan	4.6

*  Euro currency countries comprise 20.0% of equity investments

28 OAKMARK FUNDS

Oakmark Global Select Fund  June 30, 2015

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakwx@oakmark.com

David G. Herro, CFA

Portfolio Manager

oakwx@oakmark.com

The Oakmark Global Select Fund returned 1% for the quarter ended June 30, 2015, outperforming the MSCI World Index11, which was flat for the quarter. The Fund has returned an average of 8% per year since its inception in October 2006, outperforming the MSCI World Index's annualized gain of 5% over the same period.

The largest contributor to performance for the quarter was Amazon (U.S.), which returned 17%. Investors reacted positively to Amazon's first quarter results, which included new disclosures about the company's cloud computing segment. Investors had generally expected that high-growth segment, Amazon Web Services (AWS), to post a loss, but instead the company surprised the market by showing double-digit operating margins. This positive surprise led many analysts and investors to assign a higher valuation to the AWS unit and to Amazon overall. We are encouraged by the early success of the AWS business. Amazon's core retail and marketplace businesses also performed well in the quarter, generating strong top-line growth and solid gross margin expansion. Amazon's continued heavy investments into the business, in our opinion, make gross margin a better metric than operating margin for assessing the company's progress. Overall, we were pleased with the results from Amazon's major businesses this quarter and believe the company has years of growth ahead of it as it benefits from strong secular tailwinds.

Samsung Electronics, South Korea's top electronics company and world leader in semiconductor manufacturing, was the quarter's top detractor, declining 12%. Investors reacted negatively to news that initial sales of the new Galaxy S6 smartphone failed to meet consensus expectations. Although we believe it is still too early to judge the success of the product, management's targets for the Galaxy S6 are in line with our expectations. It's important to point out that while Samsung's consumer electronics division (TVs and smart phones) is most visible to consumers, we don't see it as the company's main value driver. In our view, that driver is its semiconductors business in which Samsung is a principal leader and holds significant competitive advantages. All three of the company's semiconductor businesses (DRAM, NAND and System LSI) are going from strength to strength. With its dominant position in semiconductors, strong balance sheet and low valuation, Samsung Electronics offers compelling long-term potential in our view.

We did not add or remove any names from the Fund during the quarter. Geographically, 42% of the Fund's holdings were invested in U.S.-domiciled companies as of quarter-end while approximately 48% were allocated to equities in Europe, 5% in Japan and 5% in South Korea.

Global currencies were relatively stable during the quarter, but we continue to believe some currencies are overvalued. As a result, we defensively hedged a portion of the Fund's currency exposure. Approximately 27% of the Swiss franc exposure was hedged at quarter end.

We would like to thank our shareholders for continuing to support us and our value investing philosophy.

oakmark.com 29

Oakmark Global Select Fund  June 30, 2015 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.3%
FINANCIALS - 26.0%
BANKS - 10.4%
JPMorgan Chase & Co. (United States) Diversified Banks	1,722	$116,683
Bank of America Corp. (United States) Diversified Banks	6,237	106,154
		222,837
DIVERSIFIED FINANCIALS - 10.3%
Credit Suisse Group AG (Switzerland) Diversified Capital Markets	4,654	127,931
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	12,452	93,320
		221,251
INSURANCE - 5.3%
American International Group, Inc. (United States) Multi-line Insurance	1,822	112,636
		556,724
INFORMATION TECHNOLOGY - 23.5%
SOFTWARE & SERVICES - 14.3%
Google, Inc., Class A (United States) (a) Internet Software & Services	218	117,459
MasterCard, Inc., Class A (United States) Data Processing & Outsourced Services	1,100	102,828
Oracle Corp. (United States) Systems Software	2,150	86,645
		306,932
TECHNOLOGY HARDWARE & EQUIPMENT - 9.2%
TE Connectivity, Ltd. (Switzerland) Electronic Manufacturing Services	1,554	99,916
Samsung Electronics Co., Ltd. (South Korea) Technology Hardware, Storage & Peripherals	84	95,914
		195,830
		502,762
CONSUMER DISCRETIONARY - 20.4%
CONSUMER DURABLES & APPAREL - 9.1%
Kering SA (France) Apparel, Accessories & Luxury Goods	559	99,859
Cie Financiere Richemont SA (Switzerland) Apparel, Accessories & Luxury Goods	1,183	96,243
		196,102
RETAILING - 6.5%
Amazon.com, Inc. (United States) (a) Internet Retail	319	138,475
AUTOMOBILES & COMPONENTS - 4.8%
Daimler AG (Germany) Automobile Manufacturers	1,130	102,839
		437,416
	Shares	Value
CONSUMER STAPLES - 8.9%
FOOD, BEVERAGE & TOBACCO - 8.9%
Diageo PLC (UK) Distillers & Vintners	3,625	$104,856
Danone SA (France) Packaged Foods & Meats	1,325	85,660
		190,516
INDUSTRIALS - 8.8%
CAPITAL GOODS - 5.6%
CNH Industrial N.V. (Netherlands) Agricultural & Farm Machinery	13,078	119,260
TRANSPORTATION - 3.2%
Kuehne + Nagel International AG (Switzerland) Marine	523	69,407
		188,667
ENERGY - 4.0%
Apache Corp. (United States) Oil & Gas Exploration & Production	1,500	86,445
MATERIALS - 3.7%
Holcim, Ltd. (Switzerland) Construction Materials	1,069	78,915
TOTAL COMMON STOCKS - 95.3% (COST $1,861,559)		2,041,445
	Par Value	Value
SHORT TERM INVESTMENTS - 4.8%
REPURCHASE AGREEMENT - 4.8%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 06/30/15 due 07/01/15, repurchase price $102,558, collateralized by a United States Treasury Note, 2.125%, due 12/31/21, value plus accrued interest of $104,610 (Cost: $102,558)	$102,558	102,558
TOTAL SHORT TERM INVESTMENTS - 4.8% (COST $102,558)		102,558
TOTAL INVESTMENTS - 100.1% (COST $1,964,117)		2,144,003
Liabilities In Excess of Other Assets - (0.1)%		(2,219)
TOTAL NET ASSETS - 100.0%		$2,141,784

(a)  Non-income producing security

30 OAKMARK FUNDS

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oakmark.com 31

Oakmark International Fund  June 30, 2015

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 09/30/92 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/15)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (09/30/92)
Oakmark International Fund (Class I)	-1.13%	-2.53%	16.63%	12.00%	8.33%	10.41%
MSCI World ex U.S. Index	0.48%	-5.28%	11.15%	8.97%	5.16%	6.28%
MSCI EAFE Index[14]	0.62%	-4.22%	11.97%	9.54%	5.12%	6.12%
Lipper International Funds Index[15]	1.13%	-2.32%	12.10%	9.49%	6.00%	7.20%

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Credit Suisse Group	4.9
BNP Paribas SA	4.3
Allianz SE	3.9
Honda Motor Co., Ltd.	3.7
Toyota Motor Corp.	3.7
Cie Financiere Richemont SA	3.3
Samsung Electronics Co., Ltd.	3.3
Bayerische Motoren Werke (BMW) AG	3.2
Daimler AG	3.0
CNH Industrial N.V.	2.8
FUND STATISTICS
Ticker	OAKIX
Inception	09/30/92
Number of Equity Holdings	60
Net Assets	$30.2 billion
Benchmark	MSCI World ex U.S. Index
Weighted Average Market Cap	$54.7 billion
Median Market Cap	$17.9 billion
Portfolio Turnover (for the 6-months ended 03/31/15)	15%
Expense Ratio - Class I (as of 09/30/14)	0.95%
SECTOR ALLOCATION	% of Net Assets
Financials	28.5
Consumer Discretionary	27.4
Industrials	18.3
Consumer Staples	8.5
Materials	5.8
Information Technology	4.6
Health Care	2.0
Short-Term Investments and Other	4.9
GEOGRAPHIC ALLOCATION
% of Equity
Europe	76.2
Switzerland	18.0
France*	15.0
U.K.	14.2
Germany*	11.6
Netherlands*	6.6
Italy*	5.8
Sweden	2.8
Ireland*	2.2
% of Equity
Asia	20.0
Japan	15.0
South Korea	3.4
Hong Kong	1.6
Australasia	3.6
Australia	3.6
Middle East	0.2
Israel	0.2

*  Euro currency countries comprise 41.2% of equity investments

32 OAKMARK FUNDS

Oakmark International Fund  June 30, 2015

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

Robert A. Taylor, CFA

Portfolio Manager

oakix@oakmark.com

The Oakmark International Fund declined 1% for the quarter ended June 30, 2015, underperforming the MSCI World ex U.S. Index13, which returned 0.48%. Most importantly, the Fund has returned an average of 10% per year since its inception in September 1992, outperforming the MSCI World ex U.S. Index, which has averaged 6% per year over the same period.

Lloyds Banking Group, the dominant retail bank in the U.K., was the top contributor for the quarter, returning 16%. The company's underlying core asset profitability remained strong while better than expected trends in its non-core operations resulted in robust free capital generation. We believe Lloyds' highly profitable bank operations' cash flow generation will continue to increase as non-core operations moderate. Lloyds' balance sheet health has also improved significantly in our view, especially in terms of asset quality and capital ratios.

Samsung Electronics, South Korea's top electronics company and world leader in semiconductor manufacturing, was the quarter's top detractor, declining 12%. Investors reacted negatively to news that initial sales of the new Galaxy S6 smartphone failed to meet consensus expectations. Although we believe it is still too early to judge that product's success, management's targets for the Galaxy S6 are in line with our expectations. It's important to point out that while Samsung's consumer electronics division (TVs and smart phones) is most visible to consumers, we don't see it as the company's main value driver. In our view, that driver is its semiconductors business in which Samsung is a principal leader and holds significant competitive advantages. All three of the company's semiconductor businesses (DRAM, NAND and System LSI) are going from strength to strength. With its dominant position in semiconductors, strong balance sheet and low valuation, Samsung Electronics offers compelling long-term potential in our view.

We received shares of Lonmin (U.K.) as part of a Glencore (Switzerland) corporate action and subsequently sold the shares. We purchased several new names during the quarter, including Glencore as well as some previous holdings of the Fund, such as Bureau Veritas (France), Nomura (Japan), Omron (Japan) and Swatch Group (Switzerland), that we were able to repurchase due to fundamental changes or price volatility. Swatch is the dominant player in the Swiss watch market, making up approximately 30% of the industry's revenues and over 60% of its volume. Furthermore, Swatch's manufacturing arm produces approximately 75% of all finished movements and has a market share above 90% in some key components. Yet challenging fundamentals and concerning headlines created a recent buying opportunity for us to become shareholders of Swatch Group again. Over the past year shares declined by 30% as demand from China weakened and concerns about Apple's smart watch dented sentiment. We believe these are short-term issues that Swatch will overcome. Swiss watches are niche and, in our opinion, are unlikely to be materially impacted if smart watches gain mass market status. The majority of Swiss watches are purchased for artistic/aesthetic value, not the functional attributes that smart watches tout. Thus, they do not compete directly with smart watches and are unlikely to be hurt significantly if and when smart watches gain mass market status. We therefore believe the fears of a major disruption from smart watches are overblown. Additionally, we expect the Chinese market will eventually recover since emerging market consumers' demand for luxury goods continues to grow.

Our geographical composition remained relatively unchanged versus the previous quarter. Our European and Japanese holdings were at 76% and 15%, respectively, as of quarter end. The remaining positions were in Australia, South Korea, Hong Kong and the Middle East.

Global currencies were relatively stable during the quarter, but we continue to believe some currencies are overvalued. As a result, we defensively hedged a portion of the Fund's currency exposure. Approximately 36% of the Swiss franc and 18% of the Australian dollar were hedged at quarter end.

We continue to focus on finding what we believe are attractive, undervalued international companies with management teams focused on building shareholder value. We thank you for your support.

oakmark.com 33

Oakmark International Fund  June 30, 2015 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.1%
FINANCIALS - 28.5%
DIVERSIFIED FINANCIALS - 12.2%
Credit Suisse Group AG (Switzerland) Diversified Capital Markets	54,354	$1,494,092
Nomura Holdings, Inc. (Japan) Investment Banking & Brokerage	105,530	716,206
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	87,280	654,110
Exor SPA (Italy) Multi-Sector Holdings	9,555	456,121
Schroders PLC (UK) Asset Management & Custody Banks	7,239	361,234
Schroders PLC, Non-Voting (UK) Asset Management & Custody Banks	31	1,200
		3,682,963
BANKS - 8.7%
BNP Paribas SA (France) Diversified Banks	21,452	1,295,050
Lloyds Banking Group PLC (UK) Diversified Banks	511,060	684,480
Intesa Sanpaolo SPA (Italy) Diversified Banks	182,664	662,248
		2,641,778
INSURANCE - 7.6%
Allianz SE (Germany) Multi-line Insurance	7,464	1,162,539
Willis Group Holdings PLC (UK) Insurance Brokers	14,917	699,613
AMP, Ltd. (Australia) Life & Health Insurance	90,656	421,073
		2,283,225
		8,607,966
CONSUMER DISCRETIONARY - 27.4%
AUTOMOBILES & COMPONENTS - 13.5%
Honda Motor Co., Ltd. (Japan) Automobile Manufacturers	34,377	1,112,755
Toyota Motor Corp. (Japan) Automobile Manufacturers	16,568	1,110,490
Bayerische Motoren Werke (BMW) AG (Germany) Automobile Manufacturers	8,827	966,124
Daimler AG (Germany) Automobile Manufacturers	9,823	894,062
		4,083,431
	Shares	Value
CONSUMER DURABLES & APPAREL - 10.7%
Cie Financiere Richemont SA (Switzerland) Apparel, Accessories & Luxury Goods	12,347	$1,004,328
Kering SA (France) Apparel, Accessories & Luxury Goods	4,718	842,438
Prada SPA (Italy) Apparel, Accessories & Luxury Goods	111,286	534,785
LVMH Moet Hennessy Louis Vuitton SE (France) Apparel, Accessories & Luxury Goods	2,395	419,653
Christian Dior SE (France) Apparel, Accessories & Luxury Goods	939	183,212
Swatch Group AG, Bearer Shares (Switzerland) Apparel, Accessories & Luxury Goods	401	155,968
adidas AG (Germany) Apparel, Accessories & Luxury Goods	1,052	80,476
		3,220,860
CONSUMER SERVICES - 1.5%
Melco Crown Entertainment, Ltd. (Hong Kong) (b) Casinos & Gaming	23,446	460,251
MEDIA - 1.3%
WPP PLC (UK) Advertising	14,015	314,025
Publicis Groupe SA (France) Advertising	920	68,014
		382,039
RETAILING - 0.4%
Hennes & Mauritz AB (H&M) - Class B (Sweden) Apparel Retail	3,386	130,366
		8,276,947
INDUSTRIALS - 18.3%
CAPITAL GOODS - 12.5%
CNH Industrial N.V. (Netherlands) Agricultural & Farm Machinery	93,721	854,684
Koninklijke Philips NV (Netherlands) Industrial Conglomerates	30,033	764,066
SKF AB (Sweden) Industrial Machinery	19,908	454,115
Smiths Group PLC (UK) Industrial Conglomerates	22,771	403,944
Safran SA (France) Aerospace & Defense	5,050	342,247
Schindler Holding AG (Switzerland) Industrial Machinery	1,667	272,557
Meggitt PLC (UK) Aerospace & Defense	35,370	259,204
Komatsu, Ltd. (Japan) Construction Machinery & Heavy Trucks	9,237	185,444
Atlas Copco AB, Series B (Sweden) Industrial Machinery	6,141	152,962
Wolseley PLC (UK) Trading Companies & Distributors	1,109	70,821
		3,760,044

34 OAKMARK FUNDS

Oakmark International Fund  June 30, 2015 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 95.1% (continued)
INDUSTRIALS - 18.3% (continued)
COMMERCIAL & PROFESSIONAL SERVICES - 4.1%
Experian PLC (Ireland) Research & Consulting Services	34,495	$628,182
Adecco SA (Switzerland) Human Resource & Employment Services	3,038	246,589
Bureau Veritas SA (France) Research & Consulting Services	5,021	115,645
Secom Co., Ltd. (Japan) Security & Alarm Services	1,623	105,388
Meitec Corp. (Japan) Research & Consulting Services	1,934	72,041
G4S PLC (UK) Security & Alarm Services	16,963	71,591
		1,239,436
TRANSPORTATION - 1.7%
Kuehne + Nagel International AG (Switzerland) Marine	3,874	514,160
		5,513,640
CONSUMER STAPLES - 8.5%
FOOD, BEVERAGE & TOBACCO - 8.5%
Diageo PLC (UK) Distillers & Vintners	29,085	841,345
Danone SA (France) Packaged Foods & Meats	10,045	649,409
Nestle SA (Switzerland) Packaged Foods & Meats	6,484	468,098
Pernod Ricard SA (France) Distillers & Vintners	3,504	404,660
Heineken Holdings NV (Netherlands) Brewers	1,922	134,891
Swedish Match AB (Sweden) Tobacco	2,741	77,977
		2,576,380
MATERIALS - 5.8%
Orica, Ltd. (Australia) Commodity Chemicals	37,166	610,211
Holcim, Ltd. (Switzerland) Construction Materials	8,242	608,295
Glencore PLC (UK) Diversified Metals & Mining	99,946	400,923
Akzo Nobel NV (Netherlands) Specialty Chemicals	1,805	131,357
		1,750,786
	Shares	Value
INFORMATION TECHNOLOGY - 4.6%
TECHNOLOGY HARDWARE & EQUIPMENT - 3.7%
Samsung Electronics Co., Ltd. (South Korea) Technology Hardware, Storage & Peripherals	866	$984,509
OMRON Corp. (Japan) Electronic Components	2,764	120,136
		1,104,645
SOFTWARE & SERVICES - 0.9%
SAP SE (Germany) Application Software	3,221	224,758
Check Point Software Technologies, Ltd. (Israel) (a) Systems Software	651	51,763
		276,521
		1,381,166
HEALTH CARE - 2.0%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.3%
GlaxoSmithKline PLC (UK) Pharmaceuticals	17,990	373,828
HEALTH CARE EQUIPMENT & SERVICES - 0.7%
Olympus Corp. (Japan) Health Care Equipment	6,385	220,699
		594,527
TOTAL COMMON STOCKS - 95.1% (COST $27,116,581)		28,701,412
	Par Value	Value
SHORT TERM INVESTMENTS - 5.0%
REPURCHASE AGREEMENT - 3.1%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 06/30/15 due 07/01/15, repurchase price $923,959, collateralized by United States Treasury Notes, 2.250%, due 03/31/21- 04/30/21, aggregate value plus accrued interest of $942,443 (Cost: $923,959)	$923,959	923,959
GOVERNMENT AND AGENCY SECURITIES - 0.8%
United States Treasury Floating Rate Note, 0.084%, due 04/30/16 (c) (Cost $250,000)	250,000	250,048
Total Government and Agency Securities (Cost $250,000)		250,048

oakmark.com 35

Oakmark International Fund  June 30, 2015 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT TERM INVESTMENTS - 5.0% (continued)
COMMERCIAL PAPER - 0.8%
J.P. Morgan Securities LLC, 144A, 0.27% - 0.40%, due 09/17/15 - 12/08/15 (d) (e) (Cost $249,709)	$250,000	$249,751
U.S. GOVERNMENT BILLS - 0.3%
United States Treasury Bill, 0.11%, due 09/10/15 (d) (Cost $99,979)	100,000	100,003
TOTAL SHORT TERM INVESTMENTS - 5.0% (COST $1,523,647)		1,523,761
TOTAL INVESTMENTS - 100.1% (COST $28,640,228)		30,225,173
Foreign Currencies (Cost $2) - 0.0% (f)		2
Liabilities In Excess of Other Assets - (0.1)%		(38,812)
TOTAL NET ASSETS - 100.0%		$30,186,363

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  Floating Rate Note. Rate shown is as of June 30, 2015.

(d)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(e)  These restricted securities may be resold subject to restrictions on resale under federal securities laws.

(f)  Amount rounds to less than 0.1%.

36 OAKMARK FUNDS

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oakmark.com 37

Oakmark International Small Cap Fund  June 30, 2015

Summary Information

VALUE OF A $10,000 INVESTMENT

Since 06/30/05 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/15)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception (11/01/95)
Oakmark International Small Cap Fund (Class I)	1.92%	-1.79%	13.89%	10.54%	7.67%	10.14%
MSCI World ex U.S. Small Cap Index	4.16%	-3.96%	13.60%	11.10%	6.30%	N/A
MSCI World ex U.S. Index[13]	0.48%	-5.28%	11.15%	8.97%	5.16%	5.42%
Lipper International Small Cap Funds Index[17]	3.85%	-1.60%	14.70%	12.45%	7.96%	N/A

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance, please visit oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Julius Baer Group, Ltd.	4.2
Incitec Pivot, Ltd.	3.3
BNK Financial Group, Inc.	3.0
Konecranes Plc	2.9
Sulzer AG	2.9
MTU Aero Engines AG	2.8
Hirose Electric Co., Ltd.	2.8
Sugi Holdings Co., Ltd.	2.8
DGB Financial Group, Inc.	2.5
Panalpina Welttransport Holding AG	2.5
FUND STATISTICS
Ticker	OAKEX
Inception	11/01/95
Number of Equity Holdings	57
Net Assets	$3.2 billion
Benchmark	MSCI World ex U.S. Small Cap Index
Weighted Average Market Cap	$3.1 billion
Median Market Cap	$1.8 billion
Portfolio Turnover (for the 6-months ended 03/31/15)	23%
Expense Ratio - Class I (as of 09/30/14)	1.31%
SECTOR ALLOCATION	% of Net Assets
Industrials	38.4
Financials	16.8
Information Technology	14.6
Consumer Staples	8.1
Consumer Discretionary	6.2
Materials	4.2
Health Care	3.8
Energy	0.5
Short-Term Investments and Other	7.4
GEOGRAPHIC ALLOCATION
% of Equity
Europe	64.4
Switzerland	18.2
U.K.	17.6
Italy*	5.6
France*	4.9
Finland*	4.8
Germany*	4.4
Netherlands*	3.1
Norway	2.3
Denmark	1.5
Greece*	1.0
Spain*	1.0
% of Equity
Asia	20.9
Japan	10.7
South Korea	6.0
Hong Kong	3.8
China	0.4
Australasia	11.1
Australia	10.4
New Zealand	0.7
Latin America	1.9
Brazil	1.9
Middle East	1.2
Israel	1.2
North America	0.5
Canada	0.5

*  Euro currency countries comprise 24.8% of equity investments

38 OAKMARK FUNDS

Oakmark International Small Cap Fund  June 30, 2015

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakex@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakex@oakmark.com

For the period ending June 30, 2015 the Oakmark International Small Cap Fund returned 2% for the quarter and 11% year-to-date. This is compared to the MSCI World ex U.S. Small Cap Index16, which returned 4% and 8% for the same periods, respectively. Since the Fund's inception in November 1995, the Fund has returned an average of 10% per year.

The top performing stock in the Fund this past quarter was Julius Baer Group. Baer released interim results depicting assets under management of CHF289 billion, which outpaced market estimates, even though the company's assets had declined almost 1% year-to-date due to the negative effects of a strong Swiss franc. Baer's gross profit margin was better than we expected, and the company's cost/income ratio was, in our view, solid and slightly lower than Baer's target range. Additionally, the bank may be on the verge of reaching a settlement with U.S. authorities for charges of an alleged role in helping Americans with tax evasion—a topic that has plagued it and several other Swiss banks since the U.S. Department of Justice started the probe in 2011. The bank recently set aside USD350 million for fines related to such a U.S. tax settlement. This is less than consensus and much less than what we have expected. The settlement has been a long time in coming, and we are happy that the matter may soon be resolved. With the settlement nearing a close and with a strong balance sheet, we think Julius Baer Group remains poised to benefit significantly as interest rates and volatility levels normalize.

Atea, a Nordic IT infrastructure company, issued a profit warning in June, and this news, combined with a corruption investigation into its Denmark office, caused the stock price to suffer. As a result, Atea was the largest detractor from performance for the quarter. In regards to the investigation, Atea announced that it was determined to assist the police and that the case involved former employees who are now employed by another IT company. Neither Atea as a firm nor any one on Atea's current management team has been charged with bribery. Management reported that it has known about this issue longer than it has been public, has investigated it internally and is confident that it did not take place in other geographies. This news has not affected any of the company's business outside of Denmark, which has experienced a postponement of orders pending the outcome. Despite the corruption news, Atea holds leading market positions and competitive advantages as an IT infrastructure and system integration specialist, generates strong cash flow, produces high returns and is well-positioned to capture the long-term growth opportunities within the IT infrastructure market in the Nordic and Baltic regions.

We added three new securities to the Fund during the quarter: ALS Limited, an Australian-based testing services provider with operations in approximately 60 countries across the globe; Swiss-based EFG International, which offers private banking and asset management services in approximately 30 locations worldwide, and Mitie Group, a U.K. facilities management outsourcing company, focused almost exclusively in the U.K.

During the quarter we sold Autoliv (Sweden), Interpump (Italy), Carpetright (U.K.), Sika (Switzerland) and Tecan Group (Switzerland).

Geographically, we ended the quarter with 64% of our holdings in Europe, 21% in Asia and 11% in Australasia. The remaining positions are in North America (Canada), Latin America (Brazil) and the Middle East (Israel).

At current U.S. dollar valuations we still maintain hedge positions on three of the Fund's currency exposures. As of the recent quarter end, the Fund's Australian dollar hedges decreased to 18%, and the Norwegian krone and Swiss franc hedge exposures were 13% and 30%, respectively.

We thank you for your continued support.

oakmark.com 39

Oakmark International Small Cap Fund  June 30, 2015 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 92.6%
INDUSTRIALS - 38.4%
CAPITAL GOODS - 20.4%
Konecranes OYJ (Finland) Industrial Machinery	3,153	$91,836
Sulzer AG (Switzerland) Industrial Machinery	888	91,353
MTU Aero Engines AG (Germany) Aerospace & Defense	960	90,307
Bucher Industries AG (Switzerland) Construction Machinery & Heavy Trucks	308	76,506
Morgan Advanced Materials PLC (UK) Industrial Machinery	13,243	67,916
Saft Groupe SA (France) Electrical Components & Equipment	1,416	55,268
Travis Perkins PLC (UK) Trading Companies & Distributors	1,567	51,948
Outotec OYJ (Finland) (b) Construction & Engineering	7,789	50,150
Prysmian SpA (Italy) Electrical Components & Equipment	1,597	34,507
Rheinmetall AG (Germany) Industrial Conglomerates	419	21,267
Wajax Corp. (Canada) Trading Companies & Distributors	953	16,447
		647,505
COMMERCIAL & PROFESSIONAL SERVICES - 13.1%
Michael Page International PLC (UK) Human Resource & Employment Services	7,538	64,551
Transpacific Industries Group, Ltd. (Australia) Environmental & Facilities Services	95,456	56,710
gategroup Holding AG (Switzerland) Diversified Support Services	1,661	52,414
Mitie Group PLC (UK) Environmental & Facilities Services	10,302	50,987
Kaba Holding AG (Switzerland) Security & Alarm Services	85	50,754
Randstad Holding N.V. (Netherlands) Human Resource & Employment Services	648	42,176
SThree PLC (UK) Human Resource & Employment Services	6,359	37,420
Brunel International N.V. (Netherlands) Human Resource & Employment Services	1,691	33,552
Applus Services SA (Spain) (a) Research & Consulting Services	2,355	27,806
ALS, Ltd. (Australia) Research & Consulting Services	299	1,351
		417,721
	Shares	Value
TRANSPORTATION - 4.9%
Panalpina Welttransport Holding AG (Switzerland) Air Freight & Logistics	639	$80,711
DSV AS (Denmark) Trucking	1,330	43,072
Freightways, Ltd. (New Zealand) Air Freight & Logistics	5,285	20,771
BBA Aviation PLC (UK) Airport Services	2,598	12,314
		156,868
		1,222,094
FINANCIALS - 16.8%
DIVERSIFIED FINANCIALS - 7.0%
Julius Baer Group, Ltd. (Switzerland) Asset Management & Custody Banks	2,381	133,584
EFG International AG (Switzerland) Asset Management & Custody Banks	3,643	51,632
Ichiyoshi Securities Co., Ltd. (Japan) Investment Banking & Brokerage	2,082	20,346
MLP AG (Germany) Asset Management & Custody Banks	4,568	19,147
		224,709
BANKS - 5.6%
BNK Financial Group, Inc. (South Korea) Regional Banks	7,576	96,440
DGB Financial Group, Inc. (South Korea) Regional Banks	7,741	81,192
		177,632
REAL ESTATE - 4.2%
Countrywide PLC (UK) Diversified Real Estate Activities	7,690	68,627
LSL Property Services PLC (UK) Real Estate Services	10,416	63,827
		132,454
		534,795
INFORMATION TECHNOLOGY - 14.6%
SOFTWARE & SERVICES - 7.5%
Atea ASA (Norway) IT Consulting & Other Services	7,561	67,502
Totvs SA (Brazil) Systems Software	4,511	56,584
Altran Technologies SA (France) IT Consulting & Other Services	4,240	45,535
Alten, Ltd. (France) IT Consulting & Other Services	933	43,339
Capcom Co., Ltd. (Japan) Home Entertainment Software	1,382	26,782
		239,742

40 OAKMARK FUNDS

Oakmark International Small Cap Fund  June 30, 2015 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 92.6% (continued)
INFORMATION TECHNOLOGY - 14.6% (continued)
TECHNOLOGY HARDWARE & EQUIPMENT - 7.1%
Hirose Electric Co., Ltd. (Japan) Electronic Components	620	$88,778
Premier Farnell PLC (UK) Technology Distributors	25,092	68,168
Orbotech, Ltd. (Israel) (a) Electronic Equipment & Instruments	1,692	35,186
Electrocomponents PLC (UK) Technology Distributors	9,714	32,327
		224,459
		464,201
CONSUMER STAPLES - 8.1%
FOOD, BEVERAGE & TOBACCO - 4.6%
Davide Campari-Milano SPA (Italy) Distillers & Vintners	9,852	74,961
Treasury Wine Estates, Ltd. (Australia) Distillers & Vintners	18,419	70,915
		145,876
FOOD & STAPLES RETAILING - 3.5%
Sugi Holdings Co., Ltd. (Japan) Drug Retail	1,737	88,690
Sundrug Co., Ltd. (Japan) Drug Retail	392	23,374
		112,064
		257,940
CONSUMER DISCRETIONARY - 6.2%
MEDIA - 2.1%
Hakuhodo DY Holdings, Inc. (Japan) Advertising	4,223	45,234
Asatsu-DK, Inc. (Japan) Advertising	917	21,712
		66,946
CONSUMER SERVICES - 2.1%
Melco International Development, Ltd. (Hong Kong) Casinos & Gaming	46,994	66,566
RETAILING - 2.0%
Hengdeli Holdings, Ltd. (Hong Kong) Specialty Stores	225,349	45,351
China ZhengTong Auto Services Holdings, Ltd. (China) Automotive Retail	17,946	11,692
Myer Holdings, Ltd. (Australia) Department Stores	7,233	6,836
		63,879
		197,391
	Shares	Value
MATERIALS - 4.2%
Incitec Pivot, Ltd. (Australia) Diversified Chemicals	35,121	$104,325
Titan Cement Co. SA (Greece) (c) Construction Materials	1,468	29,767
		134,092
HEALTH CARE - 3.8%
HEALTH CARE EQUIPMENT & SERVICES - 3.8%
Primary Health Care, Ltd. (Australia) Health Care Services	16,805	65,349
Amplifon S.p.A. (Italy) Health Care Distributors	7,084	55,162
		120,511
ENERGY - 0.5%
Fugro NV (Netherlands) (a) Oil & Gas Equipment & Services	769	16,866
TOTAL COMMON STOCKS - 92.6% (COST $2,758,475)		2,947,890
	Par Value	Value
SHORT TERM INVESTMENTS - 7.1%
REPURCHASE AGREEMENT - 7.1%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 06/30/15 due 07/01/15, repurchase price $225,833, collateralized by a Federal Home Loan Bank Bond, 2.960%, due 02/07/28, value plus accrued interest of $953, by a United States Treasury Note, 2.125%, due 12/31/21, value plus accrued interest of $229,405 (Cost: $225,833)	$225,833	225,833
TOTAL SHORT TERM INVESTMENTS - 7.1% (COST $225,833)		225,833
TOTAL INVESTMENTS - 99.7% (COST $2,984,308)		3,173,723
Foreign Currencies (Cost $5) - 0.0% (d)		5
Other Assets In Excess of Liabilities - 0.3%		10,933
TOTAL NET ASSETS - 100.0%		$3,184,661

(a)  Non-income producing security

(b)  A portion of the security out on loan.

(c)  Fair value is determined in good faith in accordance with procedures established by the Board of Trustees.

(d)  Amount rounds to less than 0.1%.

oakmark.com 41

Disclosures and Endnotes

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in the Funds' prospectus and a Fund's summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit oakmark.com or call 1-800-OAKMARK (625-6275).

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

Endnotes:

1.  The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

2.  The S&P 500 Total Return Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. All returns reflect reinvested dividends and capital gains distributions. This index is unmanaged and investors cannot invest directly in this index.

3.  The Dow Jones Industrial Average is an index that includes only 30 U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

4.  The Lipper Large Cap Value Funds Index is an equally-weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot invest directly in this index.

5.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

6.  The Lipper Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds category. This index is unmanaged and investors cannot invest directly in this index.

7.  The Lipper Balanced Funds Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

8.  The Barclays U.S. Government / Credit Index is a benchmark index made up of the Barclays U.S. Government and U.S. Corporate Bond indices, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot invest directly in this index.

9.  "Patient Capital Outperformance: The Investment Skill of High Active Share Managers Who Trade Infrequently". Martijn Cremers (University of Notre Dame) & Ankur Pareek (Rutgers Business School). September 2014.

10.  EPS refers to Earnings Per Share and is calculated by dividing total earnings by the number of shares outstanding.

11.  The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

12.  The Lipper Global Funds Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot invest directly in this index.

13.  The MSCI World ex U.S. Index (Net) is a free float-adjusted market capitalization index that is designed to measure international developed market equity performance, excluding the U.S. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

14.  The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

15.  The Lipper International Funds Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot invest directly in this index.

16.  The MSCI World ex U.S. Small Cap Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

17.  The Lipper International Small Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

OAKMARK, OAKMARK FUNDS, OAKMARK INTERNATIONAL, and OAKMARK and tree design are trademarks owned or registered by Harris Associates L.P. in the U.S. and/or other countries.

42 OAKMARK FUNDS

Oakmark Funds

Trustees and Officers

Trustees

Allan J. Reich—Chairman

Thomas H. Hayden

Christine M. Maki

Laurence C. Morse, Ph. D.

Steven S. Rogers

Kristi L. Rowsell

Burton W. Ruder

Peter S. Voss

Officers

Kristi L. Rowsell—President and Principal Executive Officer

Robert M. Levy—Executive Vice President

Judson H. Brooks—Vice President

Anthony P. Coniaris—Vice President

Richard J. Gorman—Vice President, Chief Compliance
Officer, Anti-Money Laundering Officer and Assistant Secretary

Kevin G. Grant—Vice President

Thomas E. Herman—Principal Financial Officer

David G. Herro—Vice President

M. Colin Hudson—Vice President

John J. Kane—Treasurer

Matthew A. Logan—Vice President

Michael L. Manelli—Vice President

Clyde S. McGregor—Vice President

Thomas W. Murray—Vice President

Michael J. Neary—Vice President

William C. Nygren—Vice President

Vineeta D. Raketich—Vice President

Janet L. Reali—Vice President, Secretary and Chief Legal Officer

Robert A. Taylor—Vice President

Andrew J. Tedeschi—Assistant Treasurer

Edward J. Wojciechowski—Vice President

Other Information

Investment Adviser

Harris Associates L.P.
111 S. Wacker Drive
Chicago, Illinois 60606-4319

Transfer Agent

Boston Financial Data Services, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Chicago, Illinois

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

Contact Us

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-8327

Website

oakmark.com

Twitter

@HarrisOakmark

To obtain a prospectus, an application or periodic reports, access our website at oakmark.com, or call 1-800-OAKMARK (625-6275) or (617) 483-8327.

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Qs are available on the SEC's website at www.sec.gov. The Funds' Form N-Qs may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds; however, a shareholder of the Oakmark International Small Cap Fund may incur a 2% redemption fee on an exchange or redemption of Class I Shares and Class II Shares held for 90 days or less.

oakmark.com 43